This is filed pursuant to Rule 497(e).
File Nos. 33-74230 and 811-08294.

(LOGO)                               AFD EXCHANGE RESERVES
____________________________________________________________
c/o Alliance Fund Services, Inc.
P.O. Box 1520, Secaucus, New Jersey 07096-1520
Toll Free (800) 221-5672
For Literature: Toll Free (800) 227-4618
____________________________________________________________

               STATEMENT OF ADDITIONAL INFORMATION
                        February 1, 2000
____________________________________________________________

    This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the current Prospectus, dated February 1, 2000, that offers Class A, Class B and Class C shares of the Fund and the current Prospectus, dated February 1, 2000, that offers the Advisor Class shares of the Fund (the "Advisor Class Prospectus" and, together with the Prospectus for the Fund that offers the Class A, Class B and Class C shares, the "Prospectus"). Copies of the Prospectuses may be obtained by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown above.

                        TABLE OF CONTENTS

                                                             Page

INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS..............
MANAGEMENT OF THE FUND.......................................
EXPENSES OF THE FUND.........................................
PURCHASE OF SHARES...........................................
REDEMPTION AND REPURCHASE OF SHARES..........................
SHAREHOLDER SERVICES.........................................
DAILY DIVIDENDS--DETERMINATION OF NET ASSET VALUE............
TAXES........................................................
BROKERAGE AND PORTFOLIO TRANSACTIONS.........................
GENERAL INFORMATION..........................................
FINANCIAL STATEMENTS AND INDEPENDENT ACCOUNTANT'S
REPORT.......................................................F-1
APPENDIX.....................................................A-1

__________________________
(R) This registered service mark used under license from the owner, Alliance Capital Management L.P.

____________________________________________________________

         INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS
____________________________________________________________

         AFD Exchange Reserves (the "Fund") is a diversified, open-end investment company. The Fund's objective is maximum current income to the extent consistent with safety of principal and liquidity. As is true with all investment companies, there can be no assurance that the Fund's objective will be achieved. The Fund pursues its objective by maintaining a portfolio of high quality U.S. dollar-denominated money market securities. In accordance with Rule 2a-7 under the Investment Company Act of 1940 (the "Act"), the Fund will invest in securities which at the time of investment have remaining maturities not exceeding 397 days and the average maturity of the Fund's investment portfolio will not exceed 90 days. Accordingly, the Fund may make the following investments diversified by maturities and issuers:

         1. Marketable obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities. These include issues of the U.S. Treasury, such as bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities established under the authority of an act of Congress. The latter issues include, but are not limited to, obligations of the Bank for Cooperatives, Federal Financing Bank, Federal Home Loan Bank, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association and Tennessee Valley Authority. Some of the securities are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, and still others are supported only by the credit of the agency or instrumentality.

         2. Certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, banks or savings and loan associations (including foreign branches of U.S. banks or U.S. or foreign branches of foreign banks) having total assets of more than $500 million. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date.

The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

         3. Commercial paper, including variable amount master demand notes and funding agreements, of high quality (i.e., rated A-1 or A-2 by Standard & Poor's Corporation ("Standard & Poor's"), Prime-1 or Prime-2 by Moody's Investors Service, Inc. ("Moody's"), Fitch-1 or Fitch-2 by Fitch IBCA, Inc., or Duff 1 or Duff 2 by Duff & Phelps Inc. or, if not rated, issued by U.S. or foreign companies which have an outstanding debt issue rated AAA, AA or A by Standard & Poor's, or Aaa, Aa or A by Moody's and participation interests in loans extended by banks to such companies). For a description of such ratings see the Appendix. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts. For a further description of variable amount master demand notes, see "Floating and Variable Rate Obligations" below.

         4.   Repurchase agreements that are fully
collateralized. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed- upon future date. The resale price is greater than the purchase price, reflecting an agreed-upon market rate which is effective for the period of time the buyer's money is invested in the security and which is not related to the coupon rate on the purchased security. Repurchase agreements may be entered into only with those banks (including State Street Bank and Trust Company, the Fund's Custodian) or broker-dealers that are determined to be creditworthy by the Adviser. For each repurchase agreement, the Fund requires continual maintenance of the market value of underlying collateral in amounts equal to, or in excess of, the agreement amount. While the maturities of the underlying collateral may exceed 397 days, the term of the repurchase agreement is always less than one year. If a counterparty defaulted on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the counterparty became bankrupt, the Fund might be delayed in selling the collateral. Repurchase agreements often are for short periods such as one day or a week, but may be longer. Repurchase agreements not terminable within seven days will be limited to no more than 10% of the Fund's assets. A repurchase agreement is deemed to be an acquisition of the underlying securities if the obligation of the seller to repurchase the securities from the fund is collateralized fully (as defined in such Rule). Accordingly, the counterparty of a fully collateralized repurchase agreement is deemed to be the issuer of the underlying securities.

         Floating and Variable Rate Obligations. The Fund may purchase floating and variable rate obligations, including floating and variable rate demand notes and bonds. The Fund may invest in variable and floating rate obligations whose interest rates are adjusted either at pre-designated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. The Fund may also purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice.

         The Fund also invests in variable amount master demand notes (which may have put features in excess of 30 days) which are obligations that permit the Fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Fund, as lender, and the borrower. Because these obligations are direct lending arrangements between the lender and the borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest.
Accordingly, when these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand.

         Reverse Repurchase Agreements. While the Fund has no plans to do so, it may enter into reverse repurchase agreements, which involve the sale of money market securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment.

         Asset-Backed Securities. The Fund may invest in asset-backed securities that meet its existing diversification, quality and maturity criteria. These securities must generally be rated, as required by Rule 2a-7. Asset-backed securities are securities issued by special purpose entities whose primary assets consist of a pool of loans or accounts receivable. The securities may be in the form of a beneficial interest in a special purpose trust, limited partnership interest, or commercial paper or other debt securities issued by a special purpose entity. Although the securities may have some form of credit or liquidity enhancement, payments on the securities depend predominately upon collection of the loans and receivables held by the issuer. Generally, as required by Rule 2a-7, the special purpose entity is deemed to be the issuer of the asset-backed security, however, the Portfolio is required to treat any obligor whose obligations constitute ten percent or more of the assets of the asset-backed security as the issuer of the portion of the asset-backed security such obligations represent.

         Illiquid Securities. The Fund has adopted the following investment policy which may be changed by the vote of the
Trustees: The Fund will not invest in illiquid securities if immediately after such investment more than 10% of the Fund's net assets (taken at market value) would be invested in such securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restriction on resale, other than restricted securities determined by Alliance Capital Management L.P. ("Alliance") to be liquid in accordance with procedures adopted by the Trustees of the Fund and (b) repurchase agreements not terminable within seven days. As to these securities, the Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected.

         The Fund may also purchase restricted securities that are determined by Alliance to be liquid in accordance with procedures adopted by the Trustees. Restricted securities are securities subject to contractual or legal restrictions on resale, such as those arising from an issuer's reliance upon certain exemptions from registration under the Securities Act of 1933, as amended (the "Securities Act"). For example, the Fund may purchase restricted securities eligible for resale under Rule 144A under the Securities Act and commercial paper issued in reliance upon the exemption from registration in Section 4(2) of the Securities Act and, in each case, determined by Alliance to be liquid in accordance with procedures adopted by the Trustees of the Fund.

         The Fund's Trustees have the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Trustees have delegated the function of making day-to-day determinations of liquidity to Alliance, pursuant to guidelines approved by the Trustees.

         Following the purchase of a restricted security by the Fund, Alliance monitors continuously the liquidity of such security and reports to the Trustees regarding purchases of liquid restricted securities.

         The Fund may invest up to 25% of its total assets in money market instruments issued by foreign branches of foreign banks.

         The Fund may make investments in dollar-denominated certificates of deposit and bankers' acceptances issued or guaranteed by, or dollar-denominated time deposits maintained at, foreign branches of U.S. banks and U.S. and foreign branches of foreign banks, and commercial paper issued by foreign companies. To the extent that the Fund makes such investments, consideration is given to their domestic marketability, the lower reserve requirements generally mandated for overseas banking operations, the possible impact of interruptions in the flow of international currency transactions, potential political and social instability or expropriation, imposition of foreign taxes, the lower level of government supervision of issuers, the difficulty in enforcing contractual obligations and the lack of uniform accounting and financial reporting standards.

         Net income to shareholders is aided both by the Fund's ability to make investments in large denominations and by its efficiencies of scale. Also, the Fund may seek to improve portfolio income by selling certain portfolio securities prior to maturity in order to take advantage of yield disparities that occur in money markets. The Fund's investment objective may not be changed without the affirmative vote of a majority of the Fund's outstanding shares as defined below. Except as otherwise provided, the Fund's investment policies are not designated "fundamental policies" within the meaning of the Act and may, therefore, be changed by the Trustees of the Fund without a shareholder vote. However, the Fund will not change its investment policies without contemporaneous written notice to shareholders.

         The Fund will comply with Rule 2a-7 under the Act, as amended from time to time, including the diversification, quality and maturity limitations imposed by the Rule.

         Currently, pursuant to Rule 2a-7, the Fund may invest only in "eligible securities," as that term is defined in the Rule. Generally, an eligible security is a security that (i) is denominated in U.S. Dollars and has a remaining maturity of 397 days or less; (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by two NRSROs or, if only one NRSRO has issued a rating, by that NRSRO; and (iii) has been determined by Alliance to present minimal credit risks pursuant to procedures approved by the Trustees. A security that originally had a maturity of greater than 397 days is an eligible security if its remaining maturity at the time of purchase is 397 calendar days or less and the issuer has outstanding short-term debt that would be an eligible security. Unrated securities may also be eligible securities if Alliance determines that they are of comparable quality to a rated eligible security pursuant to guidelines approved by the Trustees. A description of the ratings of some NRSROs appears in the Appendix attached hereto.

         Under Rule 2a-7, the Fund may not invest more than five percent of its assets in the securities of any one issuer other than the United States Government, its agencies or instrumentalities. In addition, the Fund may not invest in a security that has received, or is deemed comparable in quality to a security that has received, the second highest rating by the requisite number of NRSROs (a "second tier security") if immediately after the acquisition thereof the Fund would have invested more than (A) the greater of one percent of its total assets or one million dollars in securities issued by that issuer which are second tier securities and (B) five percent of its total assets in second tier securities.

Certain Fundamental Investment Policies

         The following restrictions may not be changed without the affirmative vote of a majority of the Fund's outstanding shares, which means the vote of (1) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (2) more than 50% of the outstanding shares, whichever is less.

         As a matter of fundamental policy, the Fund:

         (i) May not invest 25% or more of its assets in the securities of issuers conducting their principal business activities in any one industry; provided that, for purposes of this restriction, there is no limitation with respect to investments in securities issued or guaranteed by the United States Government, its agencies or instrumentalities or certificates of deposit and bankers' acceptances issued or guaranteed by, or interest-bearing savings deposits maintained at, banks and savings institutions and loan associations (including foreign branches of U.S. banks and U.S. branches of foreign banks);

         (ii) May not invest more than 5% of its assets in the securities of any one issuer (exclusive of securities issued or guaranteed by the United States Government, its agencies or instrumentalities), except that up to 25% of the value of the

Fund's total assets may be invested without regard to such 5% limitation;*

         (iii) May not invest in more than 10% of any one class of an issuer's outstanding securities (exclusive of securities issued or guaranteed by the United States Government, its agencies or instrumentalities);

         (iv) May not borrow money except from banks on a temporary basis or via entering into reverse repurchase agreements in aggregate amounts not to exceed 15% of the Fund's assets and to be used exclusively to facilitate the orderly maturation and sale of portfolio securities during any periods of abnormally heavy redemption requests, if they should occur; such borrowings may not be used to purchase investments and the Fund will not purchase any investment while any such borrowings exist;

         (v) May not pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with any borrowing mentioned above, including reverse repurchase agreements, and in an aggregate amount not to exceed 15% of the Fund's assets;

         (vi) May not make loans, provided that the Fund may purchase money market securities and enter into repurchase agreements; or

         (vii) May not (a) make investments for the purpose of exercising control; (b) purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization; (c) invest in real estate (other than money market securities secured by real estate or interests therein or money market securities issued by companies which invest in real estate, or interests therein), commodities or commodity contracts, interests in oil, gas and other mineral exploration or other development programs; (d) purchase securities on margin; (e) make short sales of securities or maintain a short position or write, purchase or sell puts, calls,
____________________

* As a matter of operating policy, pursuant to Rule 2a-7, the Fund will invest no more than 5% of its assets in the first tier (as defined in Rule 2a-7) securities of any one issuer, except that under Rule 2a-7, the Fund may invest up to 25% of its total assets in the first tier securities of a single issuer for a period of up to three business days. Fundamental policy number (ii) would give the Fund the ability to invest, with respect to 25% of its assets, more than 5% of its assets, in any one issuer only in the event rule 2a-7 is amended in the future.

straddles, spreads or combinations thereof; (f) invest in securities of issuers (other than agencies and instrumentalities of the United States Government) having a record, together with predecessors, of less than three years of continuous operation if more than 5% of the Fund's assets would be invested in such securities; (g) purchase or retain securities of any issuers if those officers and trustees of the Fund and employees of Alliance who own individually more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the securities of such issuer; or (h) act as an underwriter of securities.

  ____________________________________________________________

                     MANAGEMENT OF THE FUND
____________________________________________________________

The Adviser

         The Fund's investment adviser, Alliance Capital
Management L.P. (the "Adviser" or "Alliance"), a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision and control of the Fund's Trustees.

         The Adviser is a leading global investment adviser supervising client accounts with assets as of December 31, 1999 totaling $368 billion. The Adviser has eight offices in the United States. Subsidiaries of the Adviser operate out of offices in Bahrain, Bangalore, Calcutta, Chennai, Istanbul, Johannesburg, London, Luxembourg, Madrid, Mumbai, New Delhi, Paris, Pune, Singapore, Sydney, Tokyo and Toronto, and affiliate offices are located in Cairo, Hong Kong, Moscow, Sao Paulo, Seoul, Vienna and Warsaw. The Adviser and its subsidiaries employ over 2,000 persons worldwide.

         The Adviser's clients are primarily major corporate employee benefit fund, public employee retirement systems, investment companies, foundations and endowment funds. There are 52 U.S.-registered investment companies managed by the Adviser, comprising 105 separate investment portfolios. There are also 105 non-U.S. investment companies, comprising 127 separate investment portfolios, managed by the Adviser and its affiliates. These investment portfolios currently have approximately 5 million shareholder accounts, in aggregate. As of December 31, 1999, the Adviser was retained as an investment manager of employee benefit fund assets for 31 of the Fortune 100 companies.

         Alliance Capital Management Corporation ("ACMC") is the general partner of the Adviser and a wholly owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"). Equitable, one of the largest life insurance companies in the United States, is the beneficial owner of an approximately 55.4% partnership interest in the Adviser. Alliance Capital Management Holding L.P. ("Alliance Holding") owns an approximately 41.9% partnership interest in the Adviser.** Equity interests in Alliance Holding are traded on the New York Stock Exchange in the form of units. Approximately 98% of such interests are owned by the public and management or employees of the Adviser and approximately 2% are owned by Equitable. Equitable is a wholly owned subsidiary of AXA Financial, Inc. ("AXA Financial"), a Delaware corporation whose shares are traded on the New York Stock Exchange. AXA Financial serves as the holding company for the Adviser, Equitable and Donaldson, Lufkin & Jenrette, Inc., an integrated investment and merchant bank. As of June 30, 1999, AXA, a French insurance holding company, owned approximately 58.2% of the issued and outstanding shares of common stock of AXA Financial.

         Under the Advisory Agreement, Alliance provides investment advisory services and order placement facilities for the Fund and pays all compensation of Trustees and officers of the Fund who are affiliated persons of Alliance. Alliance or its affiliates also furnish the Fund without charge with management supervision and assistance and office facilities. Under the Advisory Agreement, the Fund pays an advisory fee at an annual rate of .25 of 1% of the first $1.25 billion of the average daily net value of the Fund's net assets, .24 of 1% of the next $.25 billion of such assets, .23 of 1% of the next $.25 billion of such assets, .22 of 1% of the next $.25 billion of such assets,
 .21 of 1% of the next $1 billion of such assets and .20 of 1% of the average daily value of the Fund's net assets in excess of $3 billion. The fee is accrued daily and paid monthly under the Advisory Agreement. As to the obtaining of clerical and accounting services not required to be provided to the Fund by Alliance under the Advisory Agreement, the Fund may employ its
____________________

** Until October 29, 1999, Alliance Holding served as the investment adviser to the Fund. On that date, Alliance Holding reorganized by transferring its business to the Adviser. Prior thereto, the Adviser had no material business operations. One result of the reorganization was that the Advisory Agreement, then between the Fund and Alliance Holding, was transferred to the Adviser by means of a technical assignment, and ownership of Alliance Fund Distributors, Inc. and Alliance Fund Services, Inc. the Fund's principal underwriter and transfer agent, respectively, also was transferred to the Adviser.

own personnel. For such services, it also may utilize personnel employed by Alliance; if so done, the services are provided to the Fund at cost and the payments therefor must be specifically approved in advance by the Trustees. For the fiscal year ended September 30, 1999, Alliance received from the Fund advisory fees of $1,245,776. For the fiscal year ended September 30, 1998 and 1997, Alliance received from the Fund advisory fees of $569,855 and $338,864, respectively.

         Certain other clients of Alliance may have investment objectives and policies similar to those of the Fund. Alliance may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of Alliance to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by Alliance to the accounts involved, including the Fund. When two or more of the clients of Alliance (including the Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

         Alliance provides investment advice and, in general, conducts the management and investment program of the Fund, subject to the general supervision and control of the Trustees of the Fund.

Trustees and Officers

         The business and affairs of the Fund are managed under the direction of the Board of Trustees. The Trustees and principal officers of the Fund, their ages and their principal occupations during the past five years are set forth below. Unless otherwise specified, the address of each such person is 1345 Avenue of the Americas, New York, New York 10105. Each Trustee and officer is also a director, trustee or officer of other registered investment companies sponsored by Alliance.

Trustees

         JOHN D. CARIFA, 54, is the President, Chief Operating
Officer and a Director of Alliance Capital Management
Corporation, the general partner of Alliance ("ACMC"), with which he has been associated since prior to 1995.

         RUTH BLOCK, 69, is a Director of Ecolab Incorporated
(specialty chemicals) and BP Amoco Corporation (oil and gas).
She was formerly an Executive Vice President and the Chief

Insurance Officer of the Equitable Life Assurance Society of the
United States since prior to 1995.  Her address is P.O. Box 4623,
Stamford, Connecticut  06903.

         DAVID H. DIEVLER, 70, is an independent consultant. He was formerly a Senior Vice President of ACMC, until December
1994.  His address is P.O. Box 167, Spring Lake, New Jersey
07762.

         JOHN H. DOBKIN, 57 ,has been the President of Historic Hudson Valley (historic preservation) since prior to 1995. Previously, he was Director of the National Academy of Design. His address is 150 White Plains Road, Tarrytown, New York 10591

         WILLIAM H. FOULK, JR., 67, is an investment adviser and independent consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 1995. His address is 2 Greenwich Plaza, Suite 100, Greenwich, CT 06830.

         DR. JAMES M. HESTER, 75, has been President of the Harry Frank Guggenheim Foundation with which he has been associated since prior to 1995. He was formerly President of New York University, The New York Botanical Garden and Rector of the United Nations University. His address is 25 Cleveland Lane, Princeton, New Jersey 08540.

         CLIFFORD L. MICHEL, 60, is a Partner in the law firm of Cahill Gordon & Reindel, with which he has been associated since prior to 1995. He is also President and Chief Executive Officer of Wenonah Development Company (investments) and a Director of Placer Dome, Inc. (mining). His address is St. Bernard's Road, Gladstone, New Jersey 07934.

         DONALD J. ROBINSON, 65, is Senior Counsel of the law firm of Orrick, Herrington & Sutcliffe and was formerly a senior partner and a member of the Executive Committee to that firm.
His address is 98 Hell's Peak Road, Weston, VT 05161.

Officers

         JOHN D. CARIFA, Chairman and President, see Biography above.

         KATHLEEN A. CORBET, Senior Vice President, 39 is an
Executive Vice President of ACMC, with which she has been associated since prior to 1995.

         WAYNE D. LYSKI, Senior Vice President, 58, is an
Executive Vice President of ACMC, with which he has been associated since prior to 1995.

         KENNETH T. CARTY - Vice President, 39 is a Vice
President of ACMC with which he has been associated since prior to 1995.

         JOHN F. CHIODI, Jr., Vice President, 33, is a Vice
President of ACMC, with which he has been associated since prior to 1995.

         MARIA R. CONA - Vice President, 45, is a Vice President of ACMC with which she has been associated since prior to 1995.

         MARK D. GERSTEN, Treasurer and Chief Financial Officer, 49, is a Senior Vice President of Alliance Fund Services, Inc. ("AFS") and a Vice President of Alliance Fund Distributors, Inc. ("AFD"), with which he has been associated since prior to 1995.

         EDMUND P. BERGAN, Jr., Secretary, 49, is a Senior Vice
President and the General Counsel of AFD and AFS, with which he has been associated since prior to 1995.

         ANDREW L. GANGOLF - Assistant Secretary, 45, is a Vice
President and Assistant General Counsel of AFD, with which he has been associated since prior to 1995.

         DOMENICK PUGLIESE - Assistant Secretary, 38, is a Vice President and Assistant General Counsel of AFD, with which he has been associated since May 1995. Prior thereto, he was Vice President and Counsel of Concord Holding Corporation since prior to 1995.

         VINCENT S. NOTO, Controller, 35, is a Vice President of
AFS, with which he has been associated since prior to 1995.

         The aggregate compensation paid by the Fund to each of the Trustees during its fiscal year ended September 30, 1999, the aggregate compensation paid to each of the Trustees during calendar year 1999 by all of the registered investment companies to which the Adviser provides investment advisory services (collectively, the "Alliance Fund Complex") and the total number of registered investment companies (and separate investment portfolios within those companies) in the Alliance Fund Complex with respect to which each of the Trustees serves as a director or trustee, are set forth below. Neither the Fund nor any other registered investment company in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees.

                                                                Total Number
                                                  Total Number  of Investment
                                                  of Investment Portfolios
                                                  Companies in  within the
                                                  the Alliance  Alliance Fund
                                   Total          Complex,      Complex,
                                   Compensation   Including     Including the
                                   From the       the Fund, as  Fund, as to
                     Aggregate     Alliance Fund  to which the  which the
                     Compensation  Complex,       Trustee is    Trustee is a
Name of              from the      Including the  a Director    Director or
Trustee of the Fund  Fund          Fund           or Trustee    Trustee
___________________  ____________  _____________  ____________  _____________

John D. Carifa         $0            $0               50            103
Ruth Block             $3,707        $154,263         38            80
David H. Dievler       $3,830        $210,188         45            87
John H. Dobkin         $3,830        $206,488         42            84
William H. Foulk, Jr.  $3,830        $246,413         45            98
Dr. James M. Hester    $3,830        $164,138         39            81
Clifford L. Michel     $3,830        $183,388         39            83
Donald J. Robinson     $3,097        $154,313         41            92

         As of January 5, 2000, the Trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund.


____________________________________________________________

                      EXPENSES OF THE FUND
____________________________________________________________

Distribution Services Agreement

         The Fund has entered into a Distribution Services Agreement (the "Agreement") with Alliance Fund Distributors, Inc. the Fund's principal underwriter(the "Principal Underwriter") to permit the Fund to pay distribution services fees to defray expenses associated with distribution of its Class A, Class B and Class C shares in accordance with a plan of distribution which is included in the Agreement and has been duly adopted and approved in accordance with Rule 12b-1 under the Act (the "Rule 12b-1 Plan").

         In approving the Agreement, the Trustees of the Fund determined that there was a reasonable likelihood that the Agreement would benefit the Fund and its shareholders. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

         During the Fund's fiscal year ended September 30, 1999, the Fund paid distribution services fees for expenditures under the Agreement to the Principal Underwriter with respect to Class A shares, in amounts aggregating $1,083,551, which constituted .50 of 1% of the average daily net assets attributable to Class A during such fiscal year, and the Adviser made payments from its own resources aggregating $2,646,297. Of the $3,729,848 paid by the Fund and the Adviser under the Agreement, $82,216 was spent on advertising, $21,409 on the printing and mailing of prospectuses for persons other than current shareholders, $428,144 for compensation to broker-dealers, $1,422,642 for compensation to sales personnel and $1,775,437 was spent on the printing of sales literature, due diligence, travel, entertainment, occupancy, communications, taxes, depreciation and other promotional expenses.

         During the Fund's fiscal year ended September 30, 1999, the Fund paid distribution services fees for expenditures under the Agreement to the Principal Underwriter with respect to Class B shares, in amounts aggregating $1,890,624, which constituted 1% of the average daily net assets attributable to Class B during such fiscal year, and the Adviser made payments from its own resources aggregating $4,505,750. Of the $6,396,374 paid by the Fund and the Adviser under the Agreement in the case of the Class B shares, $47,722 was spent on advertising, $11,521on the printing and mailing of prospectuses for persons other than current shareholders, $5,284,764 for compensation to broker-dealers, $499,440 for compensation paid to sales personnel, $332,542 for interest on Class B shares financing and $220,385 was spent on the printing of sales literature, due diligence, travel, entertainment, occupancy, communications, taxes, depreciation and other promotional expenses.

         During the Fund's fiscal year ended September 30, 1999, the Fund paid distribution services fees for expenditures under the Agreement to the Principal Underwriter with respect to Class C shares, in amounts aggregating $647,157, which constituted .75 of 1% of the average daily net assets attributable to Class C during such fiscal year, and the Adviser made payments from its own resources aggregating $219,533. Of the $866,690 paid by the Fund and the Adviser under the Agreement in the case of the Class C shares, $12,151 was spent on advertising, $6,254 on the printing and mailing of prospectuses for persons other than current shareholders, $609,650 for compensation to broker-dealers, $155,881 for compensation to sales personnel, $22,005 for interest on Class C shares financing and $60,749 was spent on the printing of sales literature, due diligence, travel, entertainment, occupancy, communications, taxes, depreciation and other promotional expenses.

         Distribution services fees are accrued daily and paid monthly and are charged as expenses of the Fund as accrued. The distribution services fees attributable to the Class B shares and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge, and, in the case of Class C shares, without the assessment of a contingent deferred sales charge, and at the same time to permit the Principal Underwriter to compensate broker-dealers in connection with the sale of such shares. In this regard, the purpose and function of the combined contingent deferred sales charge and distribution services fee on the Class B shares, and the distribution services fee on the Class C shares, are the same as those of the initial sales charge (or contingent deferred sales charge, when applicable) and distribution services fee with respect to the Class A shares in that in each case the sales charge and/or distribution services fee provide for the financing of the distribution of the Fund's shares.

         The Rule 12b-1 Plan is in compliance with rules of the National Association of Securities Dealers, Inc. which effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of shares to
 .75% and .25%, respectively, of the average annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest at the prime rate plus 1% per annum.

         In the event that the Agreement is terminated or not continued with respect to the Class A shares, Class B shares or Class C shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Principal Underwriter with respect to that class, and
(ii) the Fund would not be obligated to pay the Principal Underwriter for any amounts expended under the Agreement not previously recovered by the Principal Underwriter from distribution services fees in respect of shares of such class or through deferred sales charges.

Transfer Agency Agreement

         Alliance Fund Services, Inc. ("AFS"), an indirect wholly-owned subsidiary of Alliance, receives a transfer agency fee per account holder of each of the Class A shares, Class B shares, Class C shares and Advisor Class shares of the Fund, plus reimbursement for out-of-pocket expenses. The transfer agency fee with respect to the Class B shares and Class C shares is higher than the transfer agency fee with respect to the Class A shares and Advisor Class shares reflecting the additional costs associated with the Class B and Class C contingent deferred sales charges. For the fiscal year ended September 30, 1999, the Fund paid AFS $442,292 pursuant the Transfer Agency Agreement.

____________________________________________________________

                       PURCHASE OF SHARES
____________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares."

General

         Shares of the Fund are offered on a continuous basis at a price equal to their net asset value. Shares of the Fund are available to holders of shares of other Alliance Mutual Funds who wish to exchange their shares for shares of a money market fund and also may be purchased for cash.

         A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary or other financial representative with respect to the purchase, sale or exchange of Class A, Class B, Class C or Advisor Class shares made through such financial representative. Such financial intermediaries may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Fund, including requirements as to the minimum initial and subsequent investment amounts.

         If you are a Fund shareholder through an account established under a fee-based program, your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described in the Advisor Class Prospectus and this Statement of Additional Information. A transaction fee may be charged by your financial representative with respect to the purchase or sale of Advisor Class shares made through such financial representative.

         The Fund's four classes of shares each represent an interest in the same portfolio of investments of the Fund, have the same rights and are identical in all respects, except that
(i) Class A and Class B shares bear the expense of their respective contingent deferred sales charges, (ii) Class B and Class C shares bear the expense of a higher distribution services fee and higher transfer agency costs, (iii) each class has exclusive voting rights with respect to provisions of the Rule

12b-1 Plan pursuant to which its distribution services fee is paid which relates to a specific class and other matters for which separate class voting is appropriate under applicable law, provided that, if the Fund submits to a vote of both the Class A shareholders and the Class B shareholders an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, the Class A shareholders and the Class B shareholders will vote separately by Class, and (iv) only the Class B shares are subject to a conversion feature. Each class has different exchange privileges and certain different shareholder service options available.

Acquisitions By Exchange

         An exchange is effected through the redemption of the Alliance Mutual Fund shares tendered for exchange and the purchase of shares of the Fund at net asset value. A shareholder exchanging shares of an Alliance Mutual Fund must give (i) proper instructions and any necessary supporting documents as described in such Fund's Prospectus, or (ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the Alliance Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, which normally takes up to 15 calendar days following the purchase date. Exchanges of shares of Alliance Mutual Funds will generally result in the realization of gain or loss for federal income tax purposes.

         Eligible shareholders desiring to make an exchange should telephone Alliance Fund Services, Inc. with their account number and other details of the exchange, at (800) 221-5672 between 9:00 a.m. and 4:00 p.m., Eastern time, on a Fund business day. A Fund business day is any day the New York Stock Exchange (the "Exchange") is open for trading. Telephone requests for exchanges received before 4:00 p.m. Eastern time on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching AFS by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to AFS at the address shown on the cover of this Statement of Additional Information.

         Each Fund shareholder, and the shareholder's selected dealer, agent or financial representative, as applicable, are authorized to make telephone requests for exchanges unless AFS receives written instructions to the contrary from the shareholder or the shareholder declines the privilege by checking the appropriate box on the Subscription Application found in the Prospectus. Such telephone requests cannot be accepted with respect to shares then represented by stock certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

Purchases for Cash

         Shares of the Fund should be purchased for cash only as a temporary investment pending exchange into another Alliance
Mutual Fund and should not be held as a long-term investment.

         Shares of the Fund are offered on a continuous basis at a price equal to their net asset value ("Class A shares"), with a contingent deferred sales charge ("Class B shares"), without any initial sales charge, and, as long as the shares are held for a year or more, without any contingent deferred sales charge ("Class C shares"), or, to investors eligible to purchase Advisor class shares without any initial, contingent deferred, or asset-based sales charge, in each case described below. Shares of the Fund that are offered subject to a sales charge are offered through (i) investment dealers that are members of the National Association of Securities Dealers, Inc. and have entered into selected dealer agreements with the Principal Underwriter ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates that have entered into selected agent agreements with the Principal Underwriter ("selected agents"), and (iii) the Principal Underwriter.

         Advisor Class shares of the Fund may be purchased and held solely (i) through accounts established under fee-based programs, sponsored and maintained by registered broker-dealers or other financial intermediaries and approved by the Principal Underwriter, (ii) through self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that have at least 1,000 participants or $25 million in assets, (iii) by investment management clients of Alliance or its affiliates, (iv) by officers and present or former Trustees of the Fund; present or former directors and trustees of other investment companies managed by Alliance; present or retired full-time employees of Alliance, the Principal Underwriter, AFS and their affiliates; officers and directors of ACMC, the Principal Underwriter, AFS and their affiliates; officers, directors and present full-time employees of selected dealers or agents; or the spouse, sibling, direct ancestor or direct descendent (collectively, "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative, if such shares are purchased for investment purposes (such shares may not be resold except to the Fund), (v) by Alliance, the Principal Underwriter, AFS and their affiliates; certain employee benefit plans for employees of Alliance, the Principal Underwriter, AFS and their affiliates, (vi) registered investment advisers or other financial intermediaries who charge a management, consulting or other fee for their service and who purchase shares through a broker or agent approved by the Principal Underwriter and clients of such registered investment advisers or financial intermediaries whose accounts are linked to the master account of such investment adviser or financial intermediary on the books of such approved broker or agent; (vii) by persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by the Principal Underwriter, pursuant to which such persons pay an asset-based fee to such broker-dealer, or its affiliate or agent, for service in the nature of investment advisory or administrative services; (viii) by employer-sponsored qualified pension or profit-sharing plans (including Section 401(k) plans), custodial accounts maintained pursuant to Section 403(b)(7) retirement plans and individual retirement accounts (including individual retirement accounts to which simplified employee pension ("SEP") contributions are made), if such plans or accounts are established or administered under programs sponsored by administrators or other persons that have been approved by the Principal Underwriter; and (ix) by directors and present or retired full-time employees of CB Richard Ellis, Inc.

         The respective per share net asset values of the Class A, Class B, Class C and Advisor Class shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of the Class B and Class C shares may be lower than the per share net asset value of the Class A and Advisor Class shares, as a result of the differential daily expense accruals of the distribution and transfer agency fees applicable with respect to those classes of shares. Even under those circumstances, the per share net asset values of the four classes eventually will tend to converge immediately after the payment of dividends, which will differ by approximately the amount of the expense accrual differential among the classes.

         Investors may purchase shares of the Fund either through selected dealers, agents or financial representatives or directly through the Principal Underwriters. Sales personnel of selected dealers and agents distributing the Fund's shares may receive differing compensation for selling Class A, Class B, Class C or Advisor Class shares. Shares may also be sold in foreign countries where permissible. The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

         The Fund will accept unconditional orders for its shares to be executed at the public offering price equal to their net asset value next determined as described below. Orders received by the Principal Underwriter prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the net asset value computed as of the close of regular trading on the Exchange on that day. In the case of orders for purchase of shares placed through selected dealers, agents or financial representatives, as applicable, the applicable public offering price will be the net asset value as so determined, but only if the selected dealer, agent or financial representative receives the order prior to the close of regular trading on the Exchange and transmits it to the Principal Underwriter prior to its close of business that same day (normally 5:00 p.m. Eastern time). The selected dealer, agent or financial representative is responsible for transmitting such orders by 5:00 p.m. (Certain selected dealers, agents or financial representatives may enter into operating agreements permitting them to transmit purchase information to the Principal Underwriter after 5:00 p.m. Eastern time and receive that day's net asset value.) If the selected dealer, agent or financial representative fails to do so, the investor's right to that day's closing price must be settled between the investor and the selected dealer, agent or financial representative. If the selected dealer, agent or financial representative, as applicable, receives the order after the close of regular trading on the Exchange, the price will be based on the net asset value determined as of the close of regular trading on the Exchange on the next day it is open for trading.

         Following the initial purchase for cash of Fund shares, a shareholder may place orders to purchase additional shares for cash by telephone if the shareholder has completed the appropriate portion of the Subscription Application or an "Autobuy" application obtained by calling the "For Literature" telephone number shown on the cover of this Statement of Additional Information. Except with respect to certain Omnibus accounts, telephone purchase orders may not exceed $500,000. Payment for shares purchased by telephone can be made only by Electronic Funds Transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). If a shareholder's telephone purchase request is received before 3:00 p.m. Eastern time on a Fund business day, the order to purchase shares is automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day. Full and fractional shares are credited to a subscriber's account in the amount of his or her subscription.

         The per share net asset value of the Fund's shares is computed in accordance with the Fund's Agreement and Declaration of Trust as of the next close of regular trading on the Exchange (currently 4:00 p.m. Eastern time) by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. For purposes of this computation, the securities in the Fund's portfolio are valued at their amortized cost value. For more information concerning the amortized cost method of valuation of securities, see "Daily Dividends--Determination of Net Asset Value."

         The Fund may refuse any order for the acquisition of shares. The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons. In addition, the Fund reserves the right, on 60 days' written notice to its shareholders to reject any order to acquire its shares through exchange or otherwise to modify, restrict or terminate the exchange privilege.

         All shares purchased are confirmed to each shareholder and are credited to his or her account at the net asset value.
As a convenience to the Subscriber, and to avoid unnecessary expense to the Fund, stock certificates representing shares of the Fund are not issued except upon written request by the shareholder or his or her authorized selected dealer or agent. This facilitates later redemption and relieves the shareholder of the responsibility for any inconvenience of lost or stolen stock certificates. No certificates are issued for fractional shares, although such shares remain in the shareholder's account on the books of the Fund. Shares for which certificates have been issued are not eligible for any of the optional methods of withdrawal, namely, the telephone, check-writing or periodic redemption procedures. The Fund reserves the right to reject any purchase order.

         Advisor Class shares of the Fund are offered to holders of Advisor Class shares of other Alliance Mutual Funds without any sales charge at the time of purchase or redemption.

         In addition to the discount or commission paid to dealers or agents, the Principal Underwriter from time to time pays additional cash bonuses or other incentives to dealers or agents in connection with the sale of shares of the Fund. Such additional amounts may be utilized, in whole or in part, to provide additional compensation to registered representatives who sell shares of the Fund. On some occasions, such cash or other incentives may take the form of payment for attendance at seminars, meals, sporting events or theater performances, or payment for travel, lodging and entertainment incurred in connection with travel by persons associated with a dealer or agent to locations within or outside the United States. Such dealer or agent may elect to receive cash incentives of equivalent amount in lieu of such payments.

         The Trustees of the Fund have determined that currently no conflict of interest exists among the Class A, Class B, Class C and Advisor Class shares. On an ongoing basis, the Trustees of the Fund, pursuant to their fiduciary duties under the 1940 Act and state laws, will seek to ensure that no such conflict arises.

Alternative Retail Purchase Arrangements -- Class A, Class B and
Class C shares

         The alternative purchase arrangements available with respect to Class A, Class B and Class C shares permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor intends to subsequently exchange shares for shares of another Alliance Mutual Fund and other circumstances. The Principal Underwriter will reject any order (except orders from certain retirement plans and certain employee benefit plans) for more than $250,000 for Class B shares. (See Appendix B for information concerning the eligibility of certain employee benefit plans to purchase Class B shares at net asset value without being subject to a contingent deferred sales charge and the ineligibility of certain such plans to purchase Class A shares.) In addition, the Principal Underwriter will reject any order for more than $1,000,000 of Class C shares.

         Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because sales charges are deducted at the time Class A shares are exchanged for Class A shares of other Alliance Mutual Funds, investors not qualifying for reduced Class A sales charges who expect to exchange their shares for Class A shares of another Alliance Mutual Fund and to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that sales charges will be imposed at the time Class A shares are exchanged for Class A shares of other Alliance Mutual Funds.

         Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares, although these classes are subject to higher continuing distribution charges and, in the case of Class B shares, are subject to a contingent deferred sales charge for a four-year period. This might be true of investors who do not wish to pay sales charges on subsequent exchanges of shares. Those investors who prefer to have all of their funds invested initially but may not wish to retain their investment for the four-year period during which Class B shares are subject to a contingent deferred sales charge may find it more advantageous to purchase Class C shares.

Class A Shares

         The public offering price of Class A shares is their net asset value. No sales charge is imposed on Class A shares at the time of purchase. If Class A shares of the Fund are purchased for cash and are exchanged for Class A shares of another Alliance Mutual Fund, the sales charge applicable to the other Alliance Mutual Fund will be assessed at the time of the exchange.

         With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge equal to 1% of the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Class A shares that were received in exchange of Class A shares of another Alliance Mutual Fund that were not subject to an initial sales charge when originally purchased for cash because the purchase was of $1,000,000 or more and that are redeemed within one year of the original purchase will be subject to a 1% contingent deferred sales charge. No charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The contingent deferred sales charge on Class A shares will be waived on certain redemptions. In determining the contingent deferred sales charge applicable to a redemption of Class A shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because an initial sales charge was paid with respect to the shares, or they have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. Proceeds from the contingent deferred sales charge on Class A shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sales of Class A shares, such as the payment of compensation to selected dealers and agents for selling
Class A shares. With respect to purchases of $1,000,000 or more made through selected dealers or agents, the Adviser may, pursuant to the Distribution Services Agreement described above, pay such dealers or agents from its own resources a fee of up to 1% of the amount invested to compensate such dealers or agents for their distribution assistance in connection with such purchases.

         Combined Purchase Privilege. Certain persons may qualify for the sales charge reductions on Class A shares of other Alliance Mutual Funds by combining purchases of shares of the Fund and shares of other Alliance Mutual Funds into a single "purchase," if the resulting "purchase" totals at least $100,000. The term "purchase" refers to: (i) a single purchase by an individual, or concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares for his, her or their own account(s); (ii) a single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or (iii) a single purchase for the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of Alliance Mutual Funds or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser. Currently, the Alliance Mutual Funds include:

AFD Exchange Reserves

Alliance All-Asia Investment Fund, Inc.
Alliance Balanced Shares, Inc.
Alliance Bond Fund, Inc.
  -Corporate Bond Portfolio
  -Quality Bond Portfolio
  -U.S. Government Portfolio
Alliance Disciplined Value Fund, Inc.
Alliance Global Dollar Government Fund, Inc.
Alliance Global Environment Fund, Inc.
Alliance Global Small Cap Fund, Inc.
Alliance Global Strategic Income Trust, Inc.
Alliance Greater China '97 Fund, Inc.
Alliance Growth and Income Fund, Inc.
Alliance Health Care Fund, Inc.
Alliance High Yield Fund, Inc.
Alliance Institutional Funds, Inc.
Alliance International Fund
Alliance International Premier Growth Fund, Inc.
Alliance Limited Maturity Government Fund, Inc.
Alliance Mortgage Securities Income Fund, Inc.

Alliance Multi-Market Strategy Trust, Inc.
Alliance Municipal Income Fund, Inc.
  -California Portfolio
  -Insured California Portfolio
  -Insured National Portfolio
  -National Portfolio
  -New York Portfolio
Alliance Municipal Income Fund II
  -Arizona Portfolio
  -Florida Portfolio
  -Massachusetts Portfolio
  -Michigan Portfolio
  -Minnesota Portfolio
  -New Jersey Portfolio
  -Ohio Portfolio
  -Pennsylvania Portfolio
  -Virginia Portfolio
Alliance New Europe Fund, Inc.
Alliance North American Government Income Trust, Inc.
Alliance Premier Growth Fund, Inc.
Alliance Quasar Fund, Inc.
Alliance Real Estate Investment Fund, Inc.
Alliance Select Investor Series, Inc.
  -Premier Portfolio
Alliance Technology Fund, Inc.
Alliance Utility Income Fund, Inc.
Alliance Worldwide Privatization Fund, Inc.
The Alliance Fund, Inc.
The Alliance Portfolios
  -Alliance Conservative Investors Fund
  -Alliance Growth Fund
  -Alliance Growth Investors Fund
  -Alliance Short-Term U.S. Government Fund

         Prospectuses for the Alliance Mutual Funds may be obtained without charge by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown on the front cover of this Statement of Additional Information.

         Cumulative Quantity Discount (Right of Accumulation). An investor's exchange of Class A shares of the Fund for Class A shares of another Alliance Mutual Fund may qualify for a Cumulative Quantity Discount from any applicable sales charge. The applicable sales charge will be based on the total of:

              (i)  the investor's current purchase;

              (ii) the net asset value (at the close of business on the previous day) of (a) all shares of the Fund held by the investor and (b) all shares of any other Alliance Mutual Fund held by the investor; and

              (iii) the net asset value of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

         For example, if an investor owned shares of the Fund or another Alliance Mutual Fund worth $200,000 at their then current net asset value and, subsequently, purchased Class A shares of another Alliance Mutual Fund worth an additional $100,000, the sales charge for the $100,000 purchase would be at the rate applicable to a single $300,000 purchase of shares of that Alliance Mutual Fund, rather than the rate applicable to a $100,000 purchase.

         To qualify for the Combined Purchase Privilege or to obtain the Cumulative Quantity Discount on a purchase through a selected dealer or agent, the investor or selected dealer or agent must provide the Principal Underwriter with sufficient information to verify that each purchase qualifies for the privilege or discount.

         Statement of Intention. Class A investors of the Fund may also obtain reduced sales charges by means of a written Statement of Intention, which expresses the investor's intention to invest, including through exchange of their Class A shares of the Fund, not less than $100,000 within a period of 13 months in Class A shares (or Class A, Class B, Class C and/or Advisor Class shares) of another Alliance Mutual Fund. Each purchase of shares under a Statement of Intention will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Statement of Intention. At the investor's option, a Statement of Intention may include purchases of shares of any Alliance Mutual Fund made not more than 90 days prior to the date that the investor signs a Statement of Intention; however, the 13-month period during which the Statement of Intention is in effect will begin on the date of the earliest purchase to be included.

         Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the Alliance Mutual Funds under a single Statement of Intention. For example, if at the time an investor signs a Statement of Intention to invest at least $100,000 in Class A shares of an Alliance Mutual Fund, the investor and the investor's spouse each purchase shares of the Fund worth $20,000 (for a total of $40,000), it will be necessary to invest only a total of $60,000 during the following 13 months in shares of that Alliance Mutual Fund or any other Alliance Mutual Fund, to qualify for a reduced initial sales charge on the total amount being invested (i.e., the initial sales charge applicable to an investment of $100,000).

         The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Alliance Mutual Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in the sales charge will be used to purchase additional shares of that Alliance Mutual Fund subject to the rate of the initial sales charge applicable to the actual amount of the aggregate purchases.

         Investors wishing to enter into a Statement of Intention in conjunction with their initial investment in Class A shares of that Alliance Mutual Fund should complete the appropriate portion of the Subscription Application found in the Prospectus of that Alliance Mutual Fund. Current Class A shareholders of that Alliance Mutual Fund desiring to do so can obtain a form of Statement of Intention by contacting Alliance Fund Services, Inc. at the address or telephone numbers shown on the cover of that Alliance Mutual Fund's Statement of Additional Information.

         Certain Retirement Plans. Multiple participant payroll deduction retirement plans may also purchase shares of any Alliance Mutual Fund, including through the exchanges of their Class A shares of the Fund, at a reduced sales charge on a monthly basis during the 13-month period following such a plan's initial purchase of that Alliance Mutual Fund's shares. The sales charge applicable to such initial purchase of shares of that Alliance Mutual Fund will be that normally applicable, under the schedule of the sales charges set forth in the Statement of Additional Information of that Alliance Mutual Fund, to an investment 13 times larger than such initial purchase. The sales charge applicable to each succeeding monthly purchase will be that normally applicable, under such schedule, to an investment equal to the sum of (i) the total purchase previously made during the 13-month period and (ii) the current month's purchase multiplied by the number of months (including the current month) remaining in the 13-month period. Sales charges previously paid during such period will not be retroactively adjusted on the basis of later purchases.

Class B Shares

         Investors may purchase Class B shares for cash at the public offering price equal to the net asset value per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Fund will receive the full amount of the investors purchase payment.

         Proceeds from the contingent deferred sales charge on the Class B shares purchased for cash are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents for selling Class B shares. The combination of the contingent deferred sales charge and the distribution services fee enables the Fund to sell the Class B shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.

         Class B shares of the Fund are also offered to holders of Class B shares of other Alliance Mutual Funds without any sales charge at the time of purchase in an exchange transaction. When Class B shares acquired in an exchange are redeemed, the applicable contingent deferred sales charge and conversion schedules will be the schedules that applied to Class B shares of the Alliance Mutual Fund originally purchased by the shareholder at the time of their purchase.

         Contingent Deferred Sales Charge. Class B shares that are redeemed within four years of their cash purchase will be subject to a contingent deferred sales charge at the rates set forth below charged as a percentage of the dollar amount subject thereto. The amount of the contingent deferred sales charge, if any, will vary depending on the number of years from the time of cash payment for the purchase of Class B shares until the time of redemption of such shares.

Year Since         Contingent Deferred Sales Charge as a
Cash Purchase      % of Dollar Amount Subject to Charge

First                        4.0%
Second                       3.0%
Third                        2.0%
Fourth                       1.0%
Fifth and thereafter         None

         In determining the contingent deferred sales charge applicable to a redemption of Class B shares, it will be assumed that the redemption is, first, of any shares that were acquired upon the reinvestment of dividends or distributions, and, second, of shares held the longest during the time they are subject to the sales charge. The contingent deferred sales charge is applied to the lesser of the net asset value at the time of redemption of the Class A shares or Class B shares being redeemed and the cost of such shares (or, as to Fund shares acquired through an exchange, the cost of the Alliance Mutual Fund shares originally purchased for cash). Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

         The contingent deferred sales charges is waived on redemptions of shares (i) following the death or disability, as defined in the Internal Revenue Code of 1986, as amended (the "Code"), of a shareholder, or (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70-1/2, or (iii) that had been purchased by present or former Trustees of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan for the benefit of any such person or relative, or by the estate of any such person or relative, or
(iv) pursuant to a Systematic Withdrawal Plan (see "Shareholder Services--Systematic Withdrawal Plan").

         Conversion Feature. Class B shares of the Fund will automatically convert to Class A shares of the Fund in accordance with the conversion schedule applicable to the original Alliance Mutual Fund Class B shares purchased, or in the case of Class B shares of the Fund purchased for cash, on the tenth Fund business day in the month following the month in which the eighth anniversary date of the acceptance of the purchase order for the Class B shares occurs, and will no longer be subject to a higher distribution services fee following conversion. Such conversion will occur on the basis of the relative net asset values of the two classes, without the imposition of any sales charge, fee or other charge. The purposes of the conversion feature are (i) to provide a mechanism whereby the time period for the automatic conversion of Class B shares to Class A shares will continue to elapse in the event the Class B shares originally purchased for cash are subsequently exchanged for Class B shares of the Fund or Class B shares of another Alliance Mutual Fund and (ii) to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Principal [6~Underwriter to have been compensated for distribution expenses incurred in the original sale of such shares. See "Shareholder Services--Exchange Privilege."

         For purposes of conversion to Class A shares, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the subaccount) convert to Class A shares, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A shares.

         The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending eight years after the end of the calendar month in which the shareholder's purchase order was accepted.

         Class C Shares. Investors may purchase Class C shares at the public offering price equal to the net asset value per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a contingent deferred sales charge so that the investor will receive as proceeds upon redemption the entire net asset value of his or her Class C shares. The Class C distribution services fee enables the Fund to sell Class C shares without either an initial or contingent deferred sales charge, as long as the shares are held for one year or more. Class C shares do not convert to any other class of shares of the Fund and incur higher distribution services fees and transfer agency fees than Class A shares and Advisor Class shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares and Advisor Class shares.

         Class C shares that are redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%, charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The contingent deferred sales charge on Class C shares will be waived on certain redemptions, as described above under "--Class B Shares."

         In determining the contingent deferred sales charge applicable to a redemption of Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because the shares have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge.

         Proceeds from the contingent deferred sales charge are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of the Class C shares, such as the payment of compensation to selected dealers and agents for selling Class C shares. The combination of the contingent deferred sales charge and the distribution services fee enables the Fund to sell the Class C shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class C shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares and Advisor Class shares.

         Class C shares of the Fund are also offered to holders of Class C shares of other Alliance Mutual Funds without any sales charge at the time of purchase or redemption.

Conversion of Advisor Class Shares to Class A Shares

         Advisor Class shares may be held solely through the fee-based program accounts, employee benefit plans and registered investment advisory or other financial intermediary relationships described above under "Purchase of Shares--Purchase for Cash," and by investment advisory clients of, and by certain other persons associated with, the Adviser and its affiliates or the

Fund. If (i) a holder of Advisor Class shares ceases to participate in the fee-based program or plan, or to be associated with the investment adviser or financial intermediary, in each case, that satisfies the requirements to purchase shares set forth under "Purchase of Shares--Purchase for Cash" or (ii) the holder is otherwise no longer eligible to purchase Advisor Class shares as described in the Advisor Class Prospectus and this Statement of Additional Information (each, a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically to Class A shares of the Fund during the calendar month following the month in which the Fund is informed of the occurrence of the Conversion Event. The Fund will provide the shareholder with at least 30 days' notice of the conversion. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative net asset values of the two classes and without the imposition of any sales load, fee or other charge. Class A shares currently bear a .30% distribution services fee and have a higher expense ratio than Advisor Class shares. As a result, Class A shares have a higher expense ratio and may pay correspondingly lower dividends and have a lower net asset value than Advisor Class shares.

         The conversion of Advisor Class shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Advisor Class shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Advisor Class shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, the Advisor Class shareholder would be required to redeem his or her Advisor Class shares, which would constitute a taxable event under federal income tax law.

____________________________________________________________

               REDEMPTION AND REPURCHASE OF SHARES
____________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares--How to Sell Shares." If you are an Advisor Class shareholder through an account established under a fee-based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative.

Redemption

         Subject only to the limitations described below, the Fund will redeem shares tendered to it, as described below, at a redemption price equal to their net asset value, which is expected to remain constant at $1.00 per share, following the receipt of shares tendered for redemption in proper form. Except for any contingent deferred sales charge which may be applicable to Class A, Class B or Class C shares, there is no redemption charge. Payment of the redemption price will be made within seven days after the Fund's receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial representative.

         The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other periods as the Commission may by order permit for the protection of security holders of the Fund.

         Payment of the redemption price may be made either in cash or in portfolio securities (selected at the discretion of the Trustees of the Fund and taken at their value used in determining the redemption price), or partly in cash and partly in portfolio securities. However, payments will be made wholly in cash unless the Trustees believe that economic conditions exist which would make such a practice detrimental to the best interests of the Fund.

         The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Fund's portfolio securities at the time of such redemption or repurchase and the income earned. Redemption proceeds on Class A shares, Class B shares and Class C shares will reflect the deduction of the contingent deferred sales charge, if any. Payment (either in cash or in portfolio securities) received by a shareholder upon redemption or repurchase of his shares, assuming the shares constitute capital assets in his hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

         To redeem shares for which no share certificates have been issued, the registered owner or owners should forward a letter to the Fund containing a request for redemption. The signature or signatures on the letter must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

         To redeem shares of the Fund represented by stock certificates, the investor should forward the appropriate stock certificate or certificates, endorsed in blank or with blank stock powers attached, to the Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each stock certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the stock certificate or certificates or, where tender is made by mail, separately mailed to the Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

         Telephone Redemption By Electronic Funds Transfer. Each Fund shareholder is entitled to request redemption by Electronic Funds Transfer, of shares for which no stock certificates have been issued by telephone at (800) 221-5672 by a shareholder who has completed the appropriate portion of the Subscription Application or, in the case of an existing shareholder, an "Autosell" application obtained from Alliance Fund Services, Inc. A telephone redemption request by electronic funds transfer may not exceed $100,000 (except for certain omnibus accounts), and must be made before 4:00 p.m. Eastern time on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by Electronic Funds Transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

         Telephone Redemption By Check. Each Fund shareholder is eligible to request redemption by check of Fund shares for which no stock certificates have been issued by telephone at
(800) 221-5672 before 4:00 p.m. Eastern time on a Fund business day in an amount not exceeding $50,000. Proceeds of such redemptions are remitted by check to the shareholder's address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to Alliance Fund Services, Inc., or by checking the appropriate box on the shareholder or options form.

         Telephone Redemption - General. During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching Alliance Fund Services, Inc. by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to Alliance Fund Services, Inc. at the address shown on the cover of this Statement of Additional Information. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Telephone redemption is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or
(iv) held in any retirement plan account. Neither the Fund nor Alliance, AFD or Alliance Fund Services, Inc. will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers or agents may charge a commission for handling telephone requests for redemptions.

Repurchase

         The Fund may repurchase shares through the Principal Underwriter, selected financial intermediaries or selected dealers or agents. The repurchase price will be the net asset value next determined after the Principal Underwriter receives the request (less the contingent deferred sales charge, if any, with respect to the Class A, Class B and Class C shares), except that requests placed through selected dealers or agents before the close of regular trading on the Exchange on any day will be executed at the net asset value determined as of such close of regular trading on that day if received by the Principal Underwriter prior to its close of business on that day (normally 5:00 p.m. Eastern time). The financial intermediary or selected dealer or agent is responsible for transmitting the request to the Principal Underwriter by 5:00 p.m. (Certain selected dealers, agents of financial representatives may enter into operating agreements permitting them to transmit purchase information to the Principal Underwriter after 5:00 p.m. Eastern time and receive that day's net asset value.) If the financial intermediary or selected dealer or agent fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and the dealer or agent. A shareholder may offer shares of the Fund to the Principal Underwriter either directly or through a selected dealer or agent. Neither the Fund nor the Principal Underwriter charges a fee or commission in connection with the repurchase of shares (except for the contingent deferred sales charge, if any, with respect to Class A, Class B and Class C shares). Normally, if shares of the Fund are offered through a selected dealer or agent, the repurchase is settled by the shareholder as an ordinary transaction with or through the selected dealer or agent, who may charge the shareholder for this service. The repurchase of shares of the Fund as described above is a voluntary service of the Fund and the Fund may suspend or terminate this practice at any time.

General

         The Fund reserves the right to close out an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed. No contingent deferred sales charge will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of a Portfolio recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

____________________________________________________________

                      SHAREHOLDER SERVICES
____________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares--Shareholder Services." The shareholder services set forth below are applicable to Class A, Class B, Class C and Advisor Class shares unless otherwise indicated. If you are an Advisor Class shareholder through an account established under a fee-based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative.

Automatic Investment Program

         Investors may purchase shares of the Fund through an automatic investment program utilizing Electronic Funds Transfer drafts drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount (at least $25) are used to purchase shares through the selected dealer or selected agent designated by the investor at the public offering price next determined after the Principal Underwriter receives the proceeds from the investor's bank. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Subscription Application found in the Prospectus. Current shareholders should contact Alliance Fund Services, Inc. at the address or telephone numbers shown on the cover of this Statement of Additional Information to establish an automatic investment program.

Exchange Privilege

         You may exchange your investment in the Fund for shares of the same class of other Alliance Mutual Funds. In addition,
(i) present officers and full-time employees of the Adviser,
(ii) present Directors or Trustees of any Alliance Mutual Fund and (iii) certain employee benefit plans for employees of the Adviser, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates may, on a tax-free basis, exchange Class A shares of the Fund for Advisor Class shares of the Fund. Exchanges of shares are made at the net asset value next determined and without sales or service charges. Exchanges may be made by telephone or written request. Telephone exchange requests must be received by Alliance Fund Services, Inc. by 4:00 p.m. Eastern time on a Fund business day in order to receive that day's net asset value.

         Shares will continue to age without regard to exchanges for purpose of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the Alliance Mutual Fund you originally purchased for cash("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

         Please read carefully the prospectus of the mutual fund into which you are exchanging before submitting the request. Call Alliance Fund Services, Inc. at 800-221-5672 to exchange uncertificated shares. Except with respect to exchanges of Class A shares of the Fund for Advisor Class shares of the Fund, exchanges of shares as described above in this section are taxable transactions for federal income tax purposes. The exchange service may be changed, suspended, or terminated on 60 days' written notice.

         All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the prospectus for the Alliance Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective net asset values as next determined following receipt by the Alliance Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's prospectus, or
(ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the Alliance Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

         Each Fund shareholder, and the shareholder's selected dealer, agent or financial representative, as applicable, are authorized to make telephone requests for exchanges unless Alliance Fund Services, Inc., receives written instruction to the contrary from the shareholder or the shareholder declines the privilege by checking the appropriate box on the Subscription Application found in the Prospectus. Such telephone requests cannot be accepted with respect to shares then represented by stock certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

         Eligible shareholders desiring to make an exchange should telephone Alliance Fund Services, Inc. with their account number and other details of the exchange, at (800) 221-5672 before 4:00 p.m., Eastern time, on a Fund business day as defined above. Telephone requests for exchange received before 4:00 p.m. Eastern time on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching Alliance Fund Services, Inc. by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to Alliance Fund Services, Inc. at the address shown on the cover of this Statement of Additional Information.

         A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another Alliance Mutual Fund. Auto Exchange transactions normally occur on the 12th day of each month, or the Fund business day prior thereto.

         None of the Alliance Funds, Alliance, the Principal Underwriter or Alliance Fund Services, Inc. will be responsible for the authenticity of telephone requests for exchanges that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers, agents or financial representatives, as applicable, may charge a commission for handling telephone requests for exchanges.

         The exchange privilege is available only in states where shares of the Alliance funds being acquired may be legally sold. Each Alliance fund reserves the right, at any time on 60 days' notice to its shareholders, to reject any order to acquire its shares through exchange or otherwise to modify, restrict or terminate the exchange privilege.

Retirement Plans

         The Fund may be a suitable investment vehicle for part or all of the assets held in various types of retirement plans, such as those listed below. The Fund has available forms of such plans pursuant to which investments can be made in the Fund and other Alliance Mutual Funds. Persons desiring information concerning these plans should contact Alliance Fund Services, Inc. at the "For Literature" telephone number on the cover of this Statement of Additional Information, or write to:

                   Alliance Fund Services, Inc.
                   Retirement Plans
                   P.O. Box 1520
                   Secaucus, New Jersey  07096-1520

         Individual Retirement Account ("IRA"). Individuals who receive compensation, including earnings from self-employment, are entitled to establish and make contributions to an IRA. Taxation of the income and gains paid to an IRA by the Fund is deferred until distribution from the IRA. An individual's eligible contribution to an IRA will be deductible if neither the individual nor his or her spouse is an active participant in an employer-sponsored retirement plan. If the individual or his or her spouse is an active participant in an employer-sponsored retirement plan, the individual's contributions to an IRA may be deductible, in whole or in part, depending on the amount of the adjusted gross income of the individual and his or her spouse.

         Employer-Sponsored Qualified Retirement Plans. Sole proprietors, partnerships and corporations may sponsor qualified money purchase pension and profit-sharing plans, including
Section 401(k) plans ("qualified plans"), under which annual tax-deductible contributions are made within prescribed limits based on compensation paid to participating individuals. The minimum initial investment requirement may be waived with respect to certain of these qualified plans.

         If the aggregate net asset value of shares of Alliance funds held by a qualified plan reaches $5 million on or before December 15 in any year, all Class B or Class C shares of the Fund held by the plan can be exchanged at the plan's request, without any sales charge, for Class A shares of the Fund.

         Simplified Employee Pension Plan ("SEP"). Sole proprietors, partnerships and corporations may sponsor a SEP under which they make annual tax-deductible contributions to an IRA established by each eligible employee within prescribed limits based on employee compensation.

         403(b)(7) Retirement Plan. Certain tax-exempt organizations and public educational institutions may sponsor retirements plans under which an employee may agree that monies deducted from his or her compensation (minimum $25 per pay period) may be contributed by the employer to a custodial account established for the employee under the plan.

         The Alliance Plans Division of Frontier Trust Company, a subsidiary of Equitable, which serves as custodian or trustee under the retirement plan prototype forms available from the Fund, charges certain nominal fees for establishing an account and for annual maintenance. A portion of these fees is remitted to Alliance as compensation for its services to the retirement plan accounts maintained with the Fund.

         Distributions from retirement plans are subject to certain Code requirements in addition to normal redemption procedures. For additional information please contact Alliance
Fund Services, Inc.

Dividend Direction Plan

         A shareholder who already maintains, in addition to his or her Class A, Class B, Class C or Advisor Class Fund account, a Class A, Class B, Class C or Advisor Class account(s) with one or more other Alliance Mutual Funds may direct that income dividends and/or capital gains paid on his or her Class A, Class B, Class C or Advisor Class Fund shares be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of such other Alliance Mutual Fund(s).

Further information can be obtained by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown on the cover of this Statement of Additional Information. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Subscription Application found in the Prospectus. Current shareholders should contact Alliance Fund Services, Inc. to establish a dividend direction plan.

         General. Any shareholder who owns or purchases shares of the Fund having a current net asset value of at least $4,000 (for quarterly or less frequent payments), $5,000 (for bi-monthly payments) or $10,000 (for monthly payments) may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. Systematic withdrawal plan participants must elect to have their dividends and distributions from the Fund automatically reinvested in additional shares of the Fund.

         Shares of the Fund owned by a participant in the Fund's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below, any applicable contingent deferred sales charge. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Fund.

         Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to the Fund's involuntary redemption provisions. See "Redemption and Repurchase of Shares--General." Purchases of additional shares concurrently with withdrawals maybe undesirable because of the imposition of sales charges. While an occasional lump-sum investment may be made by a shareholder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

         Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of the Fund should complete the appropriate portion of the Subscription Application found in the Prospectus, while current

Fund shareholders desiring to do so can obtain an application form by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown on the cover of this Statement of Additional Information.

         CDSC Waiver for Class B Shares and Class C Shares.
Under a systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class B or Class C shares in a shareholder's account may be redeemed free of any contingent deferred sales charge.

         With respect to Class B shares, the waiver applies only with respect to shares acquired after July 1, 1995. Class B shares that are not subject to a contingent deferred sales charge (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemptions of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable contingent deferred sales charge.

         With respect to Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable contingent deferred sales charge.

Statements and Reports

         Each shareholder of the Fund receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Fund's independent auditors, Pricewaterhouse-Coopers LLP, as well as a confirmation of each purchase and redemption. By contacting his or her broker or Alliance Fund Services, Inc., a shareholder can arrange for copies of his or her account statements to be sent to another person.

Checkwriting

         A new Class A or Class C investor may fill out a Signature Card to authorize the Fund to arrange for a checkwriting service through State Street Bank and Trust Company (the "Bank") to draw against Class A or Class C shares of the Fund redeemed from the investor's account. A Class A or Class C [6~shareholder wishing to establish this checkwriting service should contact the Fund by telephone or mail. Under this service, checks may be made payable to any payee in any amount not less than $500 and not more than 90% of the net asset value of the Class A or Class C shares in the investor's account (excluding for this purpose the current month's accumulated dividends and shares for which certificates have been issued). Corporations, fiduciaries and institutional investors are required to furnish a certified resolution or other evidence of authorization. This checkwriting service will be subject to the Bank's customary rules and regulations governing checking accounts, and the Fund and the Bank each reserve the right to change or suspend the checkwriting service. There is no charge to the shareholder for the initiation and maintenance of this service or for the clearance of any checks.

         When a check is presented to the Bank for payment, the Bank, as the shareholder's agent, causes the Fund to redeem, at the net asset value next determined, a sufficient number of full and fractional shares in the shareholder's account to cover the check. A shareholder should not attempt to close his or her account by use of a check. In this regard, the Bank has the right to return checks (marked "insufficient funds") unpaid to the presenting bank if the amount of the check exceeds 90% of the assets in the account. Cancelled (paid) checks are returned to the shareholder. The checkwriting service enables the shareholder to receive the daily dividends declared on the shares to be redeemed until the day that the check is presented to the Bank for payment.

____________________________________________________________

        DAILY DIVIDENDS--DETERMINATION OF NET ASSET VALUE
____________________________________________________________

         All net income of the Fund is determined after the close of each business day, currently 4:00 p.m., Eastern time, (and at such other times as the Trustees may determine) and is paid immediately thereafter pro rata to shareholders of record via automatic investment in additional full and fractional shares in each shareholder's account at the rate of one share for each dollar distributed. As such additional shares are entitled to dividends on following days, a compounding growth of income occurs.

         Net income consists of all accrued interest income on Fund portfolio assets less the Fund's expenses applicable to that dividend period. Realized gains and losses are reflected in net asset value and are not included in net income. Net asset value per share of each class is expected to remain constant at $1.00 since all net income is declared as a dividend each time net income is determined.

         Dividends paid by the Fund, with respect to Class A, Class B and Class C shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services fees applicable to

Class B and Class C shares, and any incremental transfer agency costs relating to Class B shares, will be borne exclusively by the class to which they relate.

         The valuation of the Fund's portfolio securities is based upon their amortized cost which does not take into account unrealized securities gains or losses as measured by market valuations. The amortized cost method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. During periods of declining interest rates, the daily yield on shares of the Fund may be higher than that of a fund with identical investments utilizing a method of valuation based upon market prices for its portfolio instruments; the converse would apply in a period of rising interest rates.

         The Fund maintains procedures designed to maintain its share price at $1.00. Such procedures include review of the Fund's portfolio holdings by the Trustees at such intervals as they deem appropriate to determine whether and to what extent the net asset value of the Fund calculated by using available market quotations or market equivalents deviates from net asset value based on amortized cost. There can be no assurance, however, that the Fund's net asset value per share will remain constant at $1.00.

         The net asset value of the shares is determined each business day as of the close of regular trading in the Exchange currently 4:00 p.m., Eastern time. The net asset value per share of each class is calculated by determining the amount of assets attributable to each class of shares, subtracting liabilities, and dividing by the total number of shares outstanding. All expenses, including the fees payable to Alliance, are accrued daily.

____________________________________________________________

                              TAXES
____________________________________________________________

         The Fund has qualified to date and intends to qualify in each future year to be taxed as a regulated investment company under the Code, and as such, will not be liable for Federal income and excise taxes on the net income and capital gains distributed to its shareholders. Since the Fund distributes all of its net income and capital gains, the Fund itself should thereby avoid all Federal income and excise taxes.

         For shareholders' Federal income tax purposes, all distributions by the Fund out of interest income and net realized short-term capital gains are treated as ordinary income, and distributions of long-term capital gains, if any, are treated as long-term capital gains irrespective of the length of time the shareholder held shares in the Fund. Since the Fund derives nearly all of its gross income in the form of interest and the balance in the form of short-term capital gains, it is expected that for corporate shareholders, none of the Fund's distributions will be eligible for the dividends-received deduction under current law.

____________________________________________________________

              BROKERAGE AND PORTFOLIO TRANSACTIONS
____________________________________________________________

         Subject to the general supervision of the Trustees of the Fund, the Adviser is responsible for the investment decisions and the placing of the orders for portfolio transactions for the Fund. Because the Fund invests in securities with short maturities, there is a relatively high portfolio turnover rate. However, the turnover rate does not have an adverse effect upon the net yield and net asset value of the Fund's shares since the Fund's portfolio transactions occur primarily with issuers, underwriters or major dealers in money market instruments acting as principals. Such transactions are normally on a net basis which does not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.

         The Fund has no obligations to enter into transactions in portfolio securities with any dealer, issuer, underwriter or other entity. In placing orders, it is the policy of the Fund to obtain the best price and execution for its transactions. Where best price and execution may be obtained from more than one dealer, the Adviser, in its discretion, purchases and sells securities through dealers who provide research, statistical and other information to the Adviser. Such services may be used by the Adviser for all of its investment advisory accounts and, accordingly, not all such services may be used by the Adviser in connection with the Fund. The supplemental information received from a dealer is in addition to the services required to be performed by the Adviser under Advisory Agreement, and the expenses of the the Adviser will not necessarily be reduced as a result of the receipt of such information. During the fiscal years ended September 30, 1997, 1998 and 1999, the Fund incurred no brokerage commissions.

____________________________________________________________

                       GENERAL INFORMATION
____________________________________________________________

Capitalization

         The Fund is a Massachusetts business trust that was organized on January 14, 1994. The Fund has an unlimited number of authorized Class A, Class B, Class C and Advisor Class shares of beneficial interest par value $.001 per share, which may, without shareholder approval, be divided into an unlimited number of series. All shares of the Fund, when issued, are fully paid and non-assessable. The Trustees are authorized to reclassify and issue any unissued shares to any number of additional classes or series without shareholder approval. Accordingly, the Trustees in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional classes or series of shares. Shares of each class participate equally in dividends and distributions from that class, including any distributions in the event of a liquidation except that each class bears its own transfer agency expenses, each of Class A, Class B and Class C shares bears its own distribution expenses and Class B shares and Advisor shares convert to Class A shares under certain circumstances. Shares of the Fund are normally entitled to one vote for all purposes. Generally, shares of the Fund vote as a single series for the election of Trustees and on any other matter affecting the Fund. As to matters affecting a class differently, such as approval of the Rule 12b-1 plan, each class votes separately. Certain procedures for the removal by shareholders of Trustees of investment trusts, such as the Fund, are set forth in Section 16(c) of the Act. Shareholder meetings will be held only when required by federal or state law.

         As of the close of business on January 5, 2000, there were 901,252,186 shares of beneficial interest of the Fund outstanding. Of this amount, 494,184,376 shares were Class A shares, 255,092,251 shares were Class B shares, 141,598,243 shares were Class C shares and 10,377,316 were Advisor Class shares. Set forth below is certain information as to all persons who, of record or beneficially, held 5% or more of any of the classes of the Fund's shares outstanding at January 5, 2000:

                                  No. of
                                  % of                % of
Name and Address                  Shares              Class

Advisor Class Shares


Alliance Plans Div/FTC            572,631             5.52%
FBO Maurice S Mandel Rollover IRA
14 Hillside Avenue
Port Washington, NY  11050-2747

Shareholder Liability

         Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund and requires that the Trustees use their best efforts to ensure that notice of such disclaimer be given in each note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or officers of the Fund. The Agreement and Declaration of Trust provides for indemnification out of the property of the Fund for all loss and expense of any shareholder of the Fund held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. In the view of Alliance, such risk is not material.

Registrar, Transfer Agent and Dividend Disbursing Agent

         Alliance Fund Services, Inc., an indirect wholly-owned subsidiary of Alliance, located at 500 Plaza Drive, Secaucus, New Jersey 07094, acts as the Fund's registrar, transfer agent and dividend disbursing agent for a fee based upon the number of shareholder accounts maintained for the Fund. The transfer agency fee for the Class B shares will be higher than the transfer agency fee for the Class A, Class C or Advisor shares.

Custodian

         State Street Bank and Trust Company, 225 Franklin
Street, Boston, Massachusetts 02110, acts as custodian for the securities and cash of the Fund but plays no part in deciding the purchase or sale of portfolio securities.

Principal Underwriter

         Alliance Fund Distributors, Inc., 1345 Avenue of the Americas, New York, New York 10105, an indirect wholly-owned subsidiary of Alliance, serves as the Fund's principal underwriter, and as such may solicit orders from the public to purchase shares of the Fund. AFD is not obligated to sell any specific amount of shares and will purchase shares for resale only against orders for shares. Under the Agreement between the Fund and AFD, the Fund has agreed to indemnify the distributors, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act, as amended.

Independent Accountants

         An opinion relating to the Fund's financial statements is given herein by PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York, independent accountants for the
Fund.

Counsel

         Legal matters in connection with the issuance of the shares offered hereby have been passed upon by Seward & Kissel LLP, One Battery Park Plaza, New York, New York, counsel for the Fund and the Adviser. Seward & Kissel LLP has relied upon the opinion of Sullivan & Worcester, Boston, Massachusetts, for matters relating to Massachusetts law.

Yield Quotations

         Advertisements containing yield quotations which are computed separately for Class A, Class B, Class C and Advisor Class shares may from time to time be sent to investors or placed in newspapers, magazines or other media on behalf of the Fund. Such yield quotations are calculated in accordance with the standardized method referred to in Rule 482 under the Securities Act. Yield quotations are thus determined by (i) computing the net changes over a seven-day period, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of such period,
(ii) dividing the net change in account value by the value of the [6~account at the beginning of such period, and (iii) multiplying such base period return by (365/7)--with the resulting yield figure carried to the nearest hundredth of one percent.
Effective annual yield represents a compounding of the annualized yield according to the following formula:

effective yield = ((base period return + 1)365/7) - 1.

         Dividends for the seven days ended September 30, 1999 for Class A amounted to an annualized yield of 4.31% equivalent to an effective yield of 4.42%, for Class B an annualized yield of 3.82% equivalent to an effective yield of 3.90%, for Class C an annualized yield of 4.07% equivalent to an effective yield of 4.16% and for Advisor Class an annualized yield of 4.82% equivalent to an effective yield of 4.95%. Current yield information can be obtained by a recorded message by telephoning toll-free at (800) 221-9513 or in New York State at
(212) 785-9106.

Additional Information

         Any shareholder inquiries may be directed to the shareholder's broker or AFS at the address or telephone numbers shown on the front cover of this Statement of Additional Information. This Statement of Additional Information does not contain all the information set forth in the Registration Statement filed by the Trust with the Commission under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the Commission's offices in Washington, D.C.

_______________________________________________________________

      FINANCIAL STATEMENTS AND INDEPENDENT AUDITOR'S REPORT
_______________________________________________________________

AFD EXCHANGE RESERVES

ANNUAL REPORT
SEPTEMBER 30, 1999




STATEMENT OF NET ASSETS
SEPTEMBER 30, 1999                                        AFD EXCHANGE RESERVES
_______________________________________________________________________________

Principal
 Amount
  (000)    Security                               Yield          Value
-------------------------------------------------------------------------------

           U.S. GOVERNMENT AGENCY OBLIGATIONS-69.7%
           Federal Farm Credit Bank
$  83,600  10/01/99                               5.18%    $ 83,600,000
           Federal Home Loan Bank
  147,200  10/01/99                               5.17      147,200,000
   40,000  10/06/00 FRN                           5.65       39,972,636
           Federal National Mortgage Association
   96,569  10/01/99                               5.18       96,569,000
   23,498  10/25/99                               5.22       23,416,227
   20,000  10/05/00 MTN                           5.62       19,990,222
           Student Loan Marketing Association
   35,000  10/04/00 FRN                           5.62       34,982,888
   40,000  10/12/00 FRN                           5.68       39,957,004
                                                           ------------
           Total U.S. Government Agency
           Obligations
           (Amortized Cost $485,687,977)                    485,687,977

           COMMERCIAL PAPER-60.8%
           Albertson's, Inc.
    9,000  10/14/99 (a)                           5.34        8,982,645
           Allstate Corp.
    8,000  3/14/00 (a)                            5.75        7,789,167
           American Express Co.
   10,000  10/28/99                               5.29        9,960,325
           Associates Corp. Of North America
   12,500  10/28/99                               5.31       12,450,219
           At&T Corp.
   12,500  10/27/99                               5.29       12,452,243
           Bell Atlantic Network Funding
    9,200  10/27/99                               5.29        9,164,851
           Bellsouth Telecommunications, Inc.
    9,000  10/27/99                               5.30        8,965,550
           Campbell Soup Co.
   10,000  10/26/99                               5.28        9,963,333
           Cargill Global Funding
    9,550  10/15/99 (A)                           5.40        9,529,945
           Caterpillar Financial Services
    5,200  10/27/99                               5.27        5,180,208
           Chevron Usa, Inc.
   12,500  10/29/99                               5.29       12,448,570
           Coca-Cola Co.
    8,000  11/15/99                               5.28        7,947,200
           Daimler-Benz NA
   10,000  10/15/99                               5.26        9,979,544
           Dupont (E. I.) De Nemours & Co.
   10,000  10/28/99 (a)                           5.28        9,960,400
           Eastman Kodak Co.
   10,000  11/01/99                               5.30        9,954,361
           Equilon Enterprise LLC
   10,000  11/08/99                               5.30        9,944,056
           Florida Power Corp.
    8,300  10/15/99                               5.35        8,282,731
           Ford Motor Credit Co.
   10,000  10/26/99                               5.29        9,963,264
           Ge Capital International Funding
    6,058  10/01/99 (a)                           5.65        6,058,000
           General Electric Co.
   10,000  12/23/99                               5.34        9,876,883
           General Motors Acceptance Corp.
   10,000  10/29/99                               5.27        9,959,011
           Gillette Co.
   10,000  11/10/99 (a)                           5.30        9,941,111
           Government Development Bank Of
           Puerto Rico
    8,000  11/09/99                               5.34        7,953,720
           International Lease Finance Corp.
   10,000  10/21/99                               5.27        9,970,722
           J.P. Morgan & Co., Inc.
   10,000  10/15/99                               5.30        9,979,389
           Koch Industries
   38,000  10/01/99 (a)                           5.55       38,000,000
           Metlife Funding, Inc.
   10,000  10/29/99                               5.30        9,958,778


2


                                                          AFD EXCHANGE RESERVES
_______________________________________________________________________________

PRINCIPAL
 AMOUNT
  (000)    SECURITY                               YIELD          VALUE
-------------------------------------------------------------------------------
           National City Corp.
$   9,000  10/29/99                               5.32%    $  8,962,760
           National Rural Utilities Corp.
    8,000  3/14/00                                5.75        7,789,167
           Norwest Financial, Inc.
   10,000  10/29/99                               5.31        9,958,700
           Paccar Financial Corp.
    4,300  10/15/99                               5.29        4,291,154
           Pfizer, Inc.
   10,000  10/28/99 (a)                           5.30        9,960,250
           Prudential Funding Corp.
   10,000  10/29/99                               5.30        9,958,778
           Republic New York Corp.
    8,000  11/08/99                               5.30        7,955,244
           Salomon Smith Barney, Inc.
    8,000  3/10/00                                5.79        7,792,847
           Sbc Communications, Inc.
   35,000  10/01/99 (a)                           5.55       35,000,000
           Tampa Electric Co.
    7,300  10/29/99 (a)                           5.27        7,270,078
           Teachers Insurance
   10,000  10/29/99 (a)                           5.33        9,958,544
           Wal-Mart Stores, Inc.
   10,000  10/12/99 (a)                           5.28        9,983,867
   10,000  10/25/99 (a)                           5.31        9,964,600
                                                           ------------
           Total Commercial Paper
           (amortized cost $423,462,215)                    423,462,215

           CERTIFICATES OF DEPOSIT-7.9%
           Chase Manhattan Bank
    7,000  5.37%, 5/22/00                         5.86        6,974,102
           Fifth Third Bank
   10,000  5.29%, 10/01/99                        5.29       10,000,000
           First Tennessee Bank
   10,000  5.32%, 10/25/99                        5.32       10,000,102
           Harris Trust & Savings Bank
   10,000  5.32%, 11/01/99                        5.32       10,000,000
           Southtrust Bank National Associates
   10,000  5.33%, 10/29/99                        5.33       10,000,077
           Wachovia Bank NA
    8,000  5.95%, 9/11/00                         5.95        8,000,000
                                                           ------------
           Total Certificates Of Deposit
           (Amortized Cost $54,974,281)                      54,974,281

           BANKERS ACCEPTANCE-2.3%
           First Union National Bank
    6,000  10/14/99                               5.30        5,988,517
           Mellon Bank Corp.
   10,000  11/02/99                               5.30        9,952,889
                                                           ------------
           Total Bankers Acceptance
           (amortized cost $15,941,406)                      15,941,406

           TIME DEPOSIT-1.5%
           State Street Bank And Trust Co.
   10,700  5.50%, 10/01/99
           (amortized cost $10,700,000)           5.50       10,700,000

           PROMISSORY NOTE-1.4%
           Goldman Sachs Group LP
   10,000  5.46%, 11/19/99 (a)
           (amortized cost $10,000,000)           5.46       10,000,000

           CORPORATE DEBT OBLIGATION-1.2%
           Dorada Finance, Inc.
   8,000   6.02%, 9/15/00 MTN (a)
           (amortized cost $8,000,000)            6.02        8,000,000


3


STATEMENT OF NET ASSETS
(CONTINUED)                                               AFD EXCHANGE RESERVES
_______________________________________________________________________________


PRINCIPAL
 AMOUNT
  (000)    SECURITY                               YIELD          VALUE
-------------------------------------------------------------------------------

           BANK OBLIGATION-1.1%
           First National Bank Of Chicago
$   8,000  5.60%, 6/14/00
           (amortized cost $7,997,300)            5.65%     $7,997,300

           TOTAL INVESTMENTS-145.9%
           (amortized cost $1,016,763,179)               1,016,763,179

           Payable for shares of beneficial
           interest redeemed-(24.8%)                      (172,538,679)

           Payable for investment securities
           purchased- (22.2%)                             (154,814,651)

           Other assets less liabilities-1.1%                7,652,594

           NET ASSETS-100%
           (offering and redemption
           price of $1.00 per share;
           289,686,085 Class A shares;
           267,491,259 Class B shares;
           128,302,922 Class C shares
           and 11,575,860 Advisor Class
           shares outstanding)                             $697,062,443


(a) Securities issued in reliance on Section (4) 2 or Rule 144A of the Securities Act of 1933. Rule 144A securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 1999, these securities amounted to $190,398,607, representing 27.3% of net assets.

     Glossary of Terms:
     FRN - Floating Rate Note
     MTN - Medium Term Note

     See notes to financial statements.


4


STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 1999                             AFD EXCHANGE RESERVES
_______________________________________________________________________________

INVESTMENT INCOME
  Interest                                                         $25,261,783

EXPENSES
  Advisory fee                                $1,245,776
  Distribution fee - Class A                   1,083,551
  Distribution fee - Class B                   1,890,624
  Distribution fee - Class C                     647,157
  Transfer agency                                566,652
  Registration fees                              233,761
  Custodian                                      175,412
  Administrative                                 100,520
  Audit and legal                                 50,327
  Printing                                        49,792
  Trustees' fees                                  23,067
  Amortization of organization expenses           17,641
  Miscellaneous                                   11,379
  Total expenses                                                     6,095,659
  Net investment income                                             19,166,124

REALIZED GAIN ON INVESTMENTS
  Net realized gain on investment transactions                           7,937

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $19,174,061


See notes to financial statements.


5


STATEMENTS OF CHANGES IN NET ASSETS                       AFD EXCHANGE RESERVES
_______________________________________________________________________________
                                             YEAR ENDED          YEAR ENDED
                                            SEPTEMBER 30,       SEPTEMBER 30,
                                                1999                1998
                                            -------------       ---------------
INCREASE IN NET ASSETS FROM OPERATIONS
  Net investment income                    $ 19,166,124           $  9,833,512
  Net realized gain on investment
    transactions                                  7,937                    877
  Net increase in net assets from
    operations                               19,174,061              9,834,389

DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income
    Class A                                  (8,793,553)            (3,899,068)
    Class B                                  (6,755,553)            (3,613,425)
    Class C                                  (3,331,654)            (2,241,450)
    Advisor Class                              (285,364)               (79,569)

TRANSACTIONS IN SHARES OF BENEFICIAL
INTEREST
  Net increase                              248,788,147            308,658,607
  Total increase                            248,796,084            308,659,484

NET ASSETS
  Beginning of year                         448,266,359            139,606,875
  End of year                              $697,062,443           $448,266,359


See notes to financial statements.


6


NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1999                                        AFD EXCHANGE RESERVES
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
AFD Exchange Reserves (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. The Fund's investment objective is to provide maximum current income to the extent consistent with safety of principal and liquidity. The Fund offers Class A, Class B, Class C and Advisor Class shares. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears its own distribution and transfer agency expenses and has exclusive voting rights with respect to its distribution plan.

Class A shares are sold for cash without an initial sales charge at the time of purchase. On cash purchases of $1,000,000 or more, however, a contingent deferred sales charge ("CDSC") equal to 1% of the lesser of net asset value at the time of redemption or original cost if redeemed within one year may be charged. Class A shares may be exchanged for Class A shares of other Alliance Mutual Funds, subject, in the case of Class A shares of the Fund that were purchased for cash, to any applicable initial sales charge at the time of exchange. Class A shares of the Fund also are offered in exchange for Class A shares of other Alliance Mutual Funds without any sales charge at the time of purchase, but on Class A shares that were received in exchange for Alliance Mutual Fund Class A shares that were not subject to an initial sales charge when originally purchased for cash because the purchase was of $1,000,000 or more, a 1% CDSC may be assessed if shares of the Fund are redeemed within one year of the Alliance Mutual Fund Class A shares originally purchased for cash.

Class B shares are sold for cash without an initial sales charge. However, a CDSC is charged if shares are redeemed within four years after purchase. The CDSC charge declines from 4% to zero depending on the period of time the shares are held. Class B shares purchased for cash will automatically convert to Class A shares after eight years. Class B shares may be exchanged for Class B shares of other Alliance Mutual Funds. Class B shares also are offered in exchange for Class B shares of other Alliance Mutual Funds without an initial sales charge. However, a CDSC may be charged if shares are redeemed within a certain number of years of the original purchase of Alliance Mutual Fund Class B shares. When redemption occurs, the applicable CDSC schedule is that which applied to the Alliance Mutual Fund Class B shares originally purchased for cash at the time of their purchase.

Class C shares are sold for cash or in exchange for Class C shares of another Alliance Mutual Fund without an initial sales charge at the time of purchase. Class C shares are subject to a CDSC of 1% on redemptions made within the first year after purchase. Class C shares do not convert to any other class of shares of the Fund. Class C shares may be exchanged for Class C shares of other Alliance Mutual Funds.

Advisor Class shares are sold for cash or in exchange for Advisor Class shares of another Alliance Mutual Fund without an initial sales charge or CDSC and are not subject to ongoing distribution expenses. Advisor Class shares are offered solely to investors participating in fee-based programs and to certain retirement plan accounts.

The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. VALUATION OF SECURITIES
Securities in which the Fund invests are traded primarily in the over-the-counter market and are valued at amortized cost, under which method a portfolio instrument is valued at cost and any premium or discount is amortized on a constant basis to maturity.

2. ORGANIZATION EXPENSES
Organization expenses were deferred and amortized on a straight-line basis through March, 1999.

3. TAXES
It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to its shareholders. Therefore, no provisions for federal income or excise taxes are required.


7


NOTES TO FINANCIAL STATEMENTS (CONTINUED)                 AFD EXCHANGE RESERVES
_______________________________________________________________________________

4. DIVIDENDS
The Fund declares dividends daily and automatically reinvests such dividends in additional shares at net asset value. Net realized capital gains on investments, if any, are expected to be distributed near year end.

5. INCOME AND EXPENSES
All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and the Advisory Class shares have no distribution fees.

6. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Interest income is accrued daily. Investment transactions are recorded on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. It is the Fund's policy to take possession of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements.


NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
The Fund pays its Adviser, Alliance Capital Management L.P. an advisory fee at the annual rate of .25% on the first $1.25 billion of average daily net assets;
 .24% on the next $.25 billion; .23% on the next $.25 billion; .22% on the next $.25 billion; .21% on the next $1 billion; and .20% in excess of $3 billion. In addition to the advisory fee, the Fund also reimburses the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended September 30, 1999, such reimbursements totaled $100,520.

Alliance Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges $16,813 from the sales of Class A shares and $317,381, $1,061,946, and $72,998 in contingent deferred sales charges imposed upon redemption by shareholders of Class A, Class B, and Class C shares, respectively, for the year ended September 30, 1999.

The Fund compensates Alliance Fund Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $442,292 for the year ended September 30, 1999.


NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940 for Class A, Class B and Class C. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .50% of the Fund's average daily net assets attributable to Class A shares, 1.00% of the average daily net assets attributable to Class B shares and .75% of the average daily net assets attributable to Class C shares. There are no distribution and servicing fees on the Advisor Class shares. Such fee is accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.


NOTE D: INVESTMENT TRANSACTIONS
At September 30, 1999, the cost of securities for federal income tax purposes was the same as the cost for financial reporting purposes.


8


                                                          AFD EXCHANGE RESERVES
_______________________________________________________________________________

NOTE E: TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
An unlimited number of shares ($.001 par value) are authorized. At September 30, 1999, capital paid-in aggregated $289,686,085 for Class A, $267,491,259 for Class B, $128,302,922 for Class C and $11,575,860 for Advisor Class. Transactions, all at $1.00 per share, were as follows:

                                                         CLASS A
                                           ------------------------------------
                                            YEAR ENDED             YEAR ENDED
                                           SEPTEMBER 30,          SEPTEMBER 30,
                                               1999                   1998
                                           -------------          -------------
Shares sold                               7,526,806,604          2,641,690,288
Shares issued on reinvestments of
   dividends                                  8,793,553              3,899,068
Shares converted from Class B                 5,089,768              2,022,278
Shares redeemed                          (7,419,466,877)        (2,520,316,554)
Net increase                                121,223,048            127,295,080

                                                         CLASS B
                                           ------------------------------------
                                            YEAR ENDED             YEAR ENDED
                                           SEPTEMBER 30,          SEPTEMBER 30,
                                               1999                   1998
                                           -------------          -------------
Shares sold                                 691,292,049            465,260,947
Shares issued on reinvestments of
  dividends                                   6,755,553              3,613,425
Shares converted to Class A                  (5,089,768)            (2,022,278)
Shares redeemed                            (577,199,891)          (389,575,340)
Net increase                                115,757,943             77,276,754

                                                         CLASS C
                                           ------------------------------------
                                            YEAR ENDED             YEAR ENDED
                                           SEPTEMBER 30,          SEPTEMBER 30,
                                               1999                   1998
                                           -------------          -------------
Shares sold                               2,430,472,681          1,472,287,040
Shares issued on reinvestments of
  dividends                                   3,331,654              2,241,450
Shares redeemed                          (2,430,333,424)        (1,373,646,429)

Net increase                                  3,470,911            100,882,061


                                                       ADVISOR CLASS
                                           ------------------------------------
                                            YEAR ENDED             YEAR ENDED
                                           SEPTEMBER 30,          SEPTEMBER 30,
                                               1999                   1998
                                           -------------          -------------
Shares sold                                 255,695,937             38,173,285
Shares issued on reinvestments of
  dividends                                     285,364                 79,569
Shares redeemed                            (247,645,056)           (35,048,142)
Net increase                                  8,336,245              3,204,712


9


FINANCIAL HIGHLIGHTS                                      AFD EXCHANGE RESERVES
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH
YEAR

                                                                      CLASS A
                                            -----------------------------------------------------------------
                                                               YEAR ENDED SEPTEMBER 30,
                                            -----------------------------------------------------------------
                                                1999        1998         1997         1996         1995
                                            -----------  -----------  -----------  -----------  -----------

Net asset value, beginning of year             $1.00        $1.00        $1.00        $1.00        $1.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                          .0408        .0454        .0411        .0416        .0453

LESS: DIVIDENDS
Dividends from net investment income          (.0408)      (.0454)      (.0411)      (.0416)      (.0453)
Net asset value, end of year                   $1.00        $1.00        $1.00        $1.00        $1.00

TOTAL RETURN
Total investment return based on net
  asset value (a)                               4.16%        4.64%        4.19%        4.24%        4.64%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in millions)           $290         $168          $41          $41          $41
Ratios to average net assets of:
  Expenses, net of waivers                       .99%        1.06%        1.38%        1.29%        1.21%
  Expenses, before waivers                       .99%        1.06%        1.38%        1.29%        1.29%
  Net investment income                         4.06%        4.56%        4.10%        4.15%        4.63%(b)


                                                                      CLASS B
                                            -----------------------------------------------------------------
                                                               YEAR ENDED SEPTEMBER 30,
                                            -----------------------------------------------------------------
                                                1999        1998         1997         1996         1995
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year             $1.00        $1.00        $1.00        $1.00        $1.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                          .0357        .0404        .0361        .0366        .0404

LESS: DIVIDENDS
Dividends from net investment income          (.0357)      (.0404)      (.0361)      (.0366)      (.0404)
Net asset value, end of year                   $1.00        $1.00        $1.00        $1.00        $1.00

TOTAL RETURN
Total investment return based on net
  asset value (a)                               3.64%    4.13%        3.67%        3.72%        4.12%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in millions)           $267         $152          $74          $65          $65
Ratios to average net assets of:
  Expenses, net of waivers                      1.50%        1.58%        1.88%        1.79%        1.70%
  Expenses, before waivers                      1.50%        1.58%        1.88%        1.79%        1.78%
  Net investment income                         3.57%        4.05%        3.61%        3.67%        4.17%(b)


See footnote summary on page 11.


10


                                                          AFD EXCHANGE RESERVES
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                                       CLASS C
                                            -----------------------------------------------------------------
                                                               YEAR ENDED SEPTEMBER 30,
                                            -----------------------------------------------------------------
                                                1999        1998         1997         1996         1995
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year             $1.00        $1.00        $1.00        $1.00        $1.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                          .0383        .0430        .0386        .0390        .0430

LESS: DIVIDENDS
Dividends from net investment income          (.0383)      (.0430)      (.0386)      (.0390)      (.0430)
Net asset value, end of year                   $1.00        $1.00        $1.00        $1.00        $1.00

TOTAL RETURN
Total investment return based on net
  asset value (a)                               3.90%        4.39%        3.93%        3.98%        4.39%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in millions)           $128         $125          $24          $13          $10
Ratios to average net assets of:
  Expenses, net of waivers                      1.24%        1.29%        1.61%        1.55%        1.45%
  Expenses, before waivers                      1.24%        1.29%        1.61%        1.55%        1.52%
  Net investment income                         3.86%        4.34%        3.90%        3.89%        4.41%(b)


                                                     ADVISOR CLASS
                                       ----------------------------------------
                                                                   JANUARY 30,
                                                                      1997(C)
                                        YEAR ENDED SEPTEMBER 30,        TO
                                        ------------------------  SEPTEMBER 30,
                                             1999         1998         1997
                                         -----------  -----------  ------------
Net asset value, beginning of period        $1.00        $1.00        $1.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                       .0458        .0505        .0254

LESS: DIVIDENDS
Dividends from net investment income       (.0458)      (.0505)      (.0254)
Net asset value, end of period              $1.00        $1.00        $1.00

TOTAL RETURN
Total investment return based on net
  asset value (a)                            4.68%        5.18%        3.14%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in thousands)    $11,576       $3,240          $35
Ratio of expenses to average net assets       .49%         .55%         .88%(d)
Ratio of net investment income to average
  net assets                                   .57%    5.08%        4.15%(d)


(a) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period less than one year is not annualized.

(b)  Net of expenses waived by the Adviser.

(c)  Commencement of distribution.

(d)  Annualized.


11


REPORT OF INDEPENDENT ACCOUNTANTS                         AFD EXCHANGE RESERVES
_______________________________________________________________________________

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
AFD EXCHANGE RESERVES

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AFD Exchange Reserves (the "Fund") at September 30, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at September 30, 1999 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above. The financial statements for the year ended September 30, 1998, including the financial highlights for each of the four years in the period then ended, were audited by other independent accountants whose report dated October 16, 1998 expressed an unqualified opinion on those financial statements.


PricewaterhouseCoopers LLP
New York, New York
October 29, 1999


12


CHANGE IN INDEPENDENT ACCOUNTANT                          AFD EXCHANGE RESERVES
_______________________________________________________________________________

On July 13, 1999, McGladrey & Pullen, LLP ("McGladrey") notified the Fund of its intention to resign as independent auditors of the Fund pursuant to an agreement by PricewaterhouseCoopers LLP ("PwC") to acquire McGladrey's investment company practice. The McGladrey partners and professionals serving the Fund at the time of the acquisition joined PwC.

The reports of McGladrey on the financial statements of the Fund during the past two fiscal years contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with its audits for the two most recent fiscal years and through July 13, 1999, there were no disagreements with McGladrey on any matter of accounting principle or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of McGladrey would have caused it to make reference to the subject matter of disagreement in connection with its report.

On July 13, 1999, the Fund, with the approval of its Board of Trustees and its Audit Committee, engaged PwC as its independent auditors.


13

____________________________________________________________

                           APPENDIX A
____________________________________________________________

Prime-1, Prime-2, A-1, A-2, Fitch-1, Fitch-2,
Duff 1 and Duff 2 Commercial Paper Ratings

         The Fund will invest only in paper maintaining a high quality rating.

         "Prime-1" is the highest commercial paper rating assigned by Moody's Investors Services, Inc. ("Moody's"), and indicates superior ability for repayment of senior short-term debt obligations. "Prime-2" is the second highest, and denotes a strong, but somewhat lesser degree of assurance. Commercial paper issuers rated "Prime" have the following characteristics: their short-term debt obligations carry the smallest degree of investment risk; margins of support for current indebtedness are large or stable with cash flow and asset protection well assured; current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available; and while protective elements may change over the intermediate or longer term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations.

         Commercial paper issuers rate "A" by Standard & Poor's have the following characteristics: liquidity ratios are better than industry average; long term debt is "A" or better; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow are in an upward trend; and typically, the issuer is a strong company in a well-established industry with superior management. Standard & Poor's uses the numbers 1+, 1, 2 and 3 to denote relative strength within its highest classification of "A". The numbers 1 and 2 indicate the relative degree of safety regarding timely payment with "A-1" paper being somewhat higher than "A-3".

         Commercial paper rated "Fitch-1" is considered to be the highest grade paper and is regarded as having the strongest degree of assurance for timely payment. "Fitch-2" is considered very good grade paper and reflects an assurance of timely payment only slightly less in degree than the strongest issue.

         Commercial paper issues rated "Duff 1" by Duff & Phelps, Inc. have the following characteristics: very high certainty of timely payment, excellent liquidity factors supported by strong fundamental protection factors, and risk factors which are very small. Issues rated "Duff 2" have a good certainty of timely payment, sound liquidity factors and company fundamentals, small risk factors, and good access to capital markets.

         Bonds rated "AAA" and "Aaa" have the highest ratings assigned to debt obligations by Standard & Poor's and Moody's, respectively. Standard & Poor's "AAA" rating indicates an extremely strong capacity to pay principal and interest. Bonds rated "AA" by Standard & Poor's also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from "AAA" issues only in small degree. Standard & Poor's "A" rated bonds have a strong capacity to pay interest and repay principal but are somewhat more susceptible to the adverse effects of change in circumstances and economic conditions than are higher rated bonds.

         Moody's "Aaa" rating indicates the ultimate degree of protection as to principal and interest. Moody's "Aa" rated bonds, though also high-grade issues, are rated lower than "Aaa" bonds because margins of protection may not be as large, fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appeal somewhat larger. Moody's "A" rated bonds are considered upper medium grade obligations possessing many favorable investment attributes. Although factors giving security to principal and interest are considered adequate, elements may exist which suggest that the bonds may be susceptible to impairment sometime in the future.

                           APPENDIX B:

                 CERTAIN EMPLOYEE BENEFIT PLANS

         Employee benefit plans described below which are intended to be tax-qualified under section 401(a) of the Internal Revenue Code of 1986, as amended ("Tax Qualified Plans"), for which Merrill Lynch, Pierce, Fenner & Smith Incorporated or an affiliate thereof ("Merrill Lynch") is recordkeeper (or with respect to which recordkeeping services are provided pursuant to certain arrangements as described in paragraph (ii) below) ("Merrill Lynch Plans") are subject to specific requirements as to the Fund shares which they may purchase. Notwithstanding anything to the contrary contained elsewhere in this Statement of Additional Information, the following Merrill Lynch Plans are not eligible to purchase Class A shares and are eligible to purchase Class B shares of the Fund at net asset value without being subject to a contingent deferred sales charge:

         (i) Plans for which Merrill Lynch is the recordkeeper on a daily valuation basis, if when the plan is established as an active plan on Merrill Lynch's recordkeeping system:

              (a) the plan is one which is not already investing in shares of mutual funds or interests in other commingled investment vehicles of which Merrill Lynch Asset Management, L.P. is investment adviser or manager ("MLAM Funds"), and either (A) the aggregate assets of the plan are less than $3 million or (B) the total of the sum of (x) the employees eligible to participate in the plan and (y) those persons, not including any such employees, for whom a plan account having a balance therein is maintained, is less than 500, each of (A) and
                   (B) to be determined by Merrill Lynch is established as an active plan on Merrill Lynch's recordkeeping system (an "Active Plan"); or

         (b) the plan is one which is already investing in shares of or interests in MLAM Funds and the assets of the plan have an aggregate value of less than $5 million, as determined by Merrill Lynch as of the date the plan becomes an Active Plan.

              For purposes of applying (a) and (b), there are to be aggregated all assets of any Tax-Qualified Plan maintained by the sponsor of the Merrill Lynch Plan

              (or any of the sponsor's affiliates) (determined to be such by Merrill Lynch) which are being invested in shares of or interests in MLAM Funds, Alliance Mutual Funds or other mutual funds made available pursuant to an agreement between Merrill Lynch and the principal underwriter thereof (or one of its affiliates) and which are being held in a Merrill Lynch account.

         (ii) Plans for which the recordkeeper is not Merrill Lynch, but which are recordkept on a daily valuation basis by a recordkeeper with which Merrill Lynch has a subcontracting or other Alliance arrangement for the performance of recordkeeping services, if the plan is determined by Merrill Lynch to be so eligible and the assets of the plan are less than $3 million.

         Class B shares of the Fund held by any of the above-described Merrill Lynch Plans are to be replace at Merrill Lynch's direction through conversion, exchange or otherwise by Class A shares of the Fund on the earlier of the date that the value of the plan's aggregate assets first equals or exceeds $5 million or the date on which any Class B share of the Fund held by the plan would convert to a Class A share of the Fund as described under "Purchase of Shares" and "Redemption and Repurchase of Shares."

         Any Tax Qualified Plan, including any Merrill Lynch Plan, which does not purchase Class B shares of the Fund without being subject to a contingent deferred sales charge under the above criteria is eligible to purchase Class B shares subject to a contingent deferred sales charge as well as other classes of shares of the Fund as set forth above under "Purchase of Shares" and "Redemption and Repurchase of Shares."


















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00250163.AS3